NEW ALTERNATIVES FUND, INC.

A Message from the Fund’s Chairperson and President

September 17, 2014

Dear Fellow Shareholders:

The Board of Directors of New Alternatives Fund, Inc. (the “Fund”) has called a Special Meeting of Shareholders on Friday, October 24, 2014 concerning matters that are important to you. This Special Meeting is being held in lieu of this year’s Annual Meeting. Shareholders are cordially invited to attend the Special Meeting in person. If you plan to attend the Special Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote (1) by mail by completing, signing, and returning the enclosed proxy card in the envelope provided; (2) by telephone by calling toll free 1-888-227-9349 and following the instructions on the recorded message; (3) by telephone by calling toll free 1-866-530-8623 and speaking with a live operator, Monday through Friday, 9:00 a.m. to 10:00 p.m. (Eastern time); or (4) on the Internet at proxyonline.com by following the instructions printed on your proxy card. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.

The Fund is a New York corporation that was organized in 1978 and commenced investment operations in 1982. Accrued Equities, Inc. (the “Advisor”), the investment adviser of the Fund, has recommended, and the Board of Directors has approved, a proposal to reorganize the Fund into a separate, newly created, corresponding series also called New Alternatives Fund (the “Trust”), which is a Delaware statutory trust. This transaction is called the “Reorganization.” The Special Meeting is being called to vote on the Reorganization. Delaware statutory trust are one of the most frequently used forms of legal organization in the mutual industry.

The Advisor believes that a Delaware statutory trust as a form of legal organization is more flexible and offers certain advantages for mutual funds over that of a New York corporation. For example, as a Delaware statutory trust, the Board would be able to create additional share classes with different sales structures that could better suit what potential investors are looking for in a mutual fund. Currently, the Fund’s existing New York charter documents only permit it to offer one class of shares. This ability to offer additional share classes could attract additional assets and potentially lower the fees and expenses of the Fund for all shareholders. Another benefit of converting to a Delaware statutory trust is that it eliminates the New York requirement that the Fund hold an annual meeting of its shareholders, which can save the mutual fund significant costs connected with its annual meeting such as legal, printing, postage and proxy solicitation costs. The costs of such annual meeting have been approximately $30,000 to $35,000 per year. Most mutual funds in the industry do not hold an annual meeting.

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Eliminating this annual meeting does not mean that the Fund does not want to hear from you as an investor – quite the opposite, your opinions and thoughts are always encouraged – however, the expenses associated with a mandatory annual meeting are an unnecessary use of Fund assets.

Your Board of Directors did consider that some of these changes could be made by amending the Fund’s current New York charter document; however, the Board has concluded that, given the advantages of a Delaware statutory trust, it is preferable to enter into the Reorganization.

As you evaluate the proposed Reorganization, please note the following points:

•

The Reorganization is intended to be tax-free (meaning that the exchange of shares of the Fund for shares of the Trust in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder).

•	For shareholders, the aggregate number of Trust shares received and value of the Trust shares received will NOT change and will be identical immediately before and after the Reorganization.

•	The investment objectives, policies and strategy of the Fund and the Trust are identical.

•	Existing purchase and redemption features will be unchanged.

•	The Board of Trustees of the Trust will be the same individuals who currently serve as your Fund’s Board of Directors.

•	The Advisor, which has served as the investment adviser to the Fund since its inception, will continue to serve as investment adviser to the Trust after the Reorganization.

•	The portfolio managers at the Advisor will remain the same after the Reorganization.

•	The Trust’s other service providers will remain the same after the Reorganization.

To accomplish the Reorganization, you are being asked to vote to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Reorganization Agreement provides that if the Reorganization is approved by shareholders, each shareholder of the Fund will receive a number of full and fractional Class A Shares of the Trust equal in number and dollar value to the shares of the Fund that the shareholder owned at the time of the Reorganization. In other words, your shares of the Fund would in effect be converted into the same class of shares of the Trust. The Trust is a newly-organized mutual fund that will continue the operations of the Fund upon consummation of the Reorganization. The Reorganization is not expected to have any federal tax consequences for the Fund or its shareholders. The attached Prospectus/Proxy Statement is designed to give you more information about the proposal.

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THE BOARD OF DIRECTORS HAS CONCLUDED THAT: (1) THE REORGANIZATION IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND (2) THE INTERESTS OF THE EXISTING SHAREHOLDERS OF THE FUND WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATION AGREEMENT.

Included in this booklet is information about the upcoming Special Meeting of Shareholders, including:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions;

•

A Prospectus/Proxy Statement, which provides detailed information on the proposed Reorganization, information about the Class A Shares of the Trust, and information about the proposed Reorganization Agreement (including a copy of the Reorganization Agreement); and

•	A Proxy, with a business reply envelope permitting you to vote by mail, and simple instructions on how to vote by phone or via the Internet.

Whether or not you plan to attend the Special Meeting of Shareholders, your vote is needed. Please review the enclosed materials thoroughly and, once you have determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or authorize your proxy by telephone or internet as instructed. If you have multiple accounts within the Fund, you may receive more than one proxy card. If so, please vote each one.

Your prompt return of the enclosed proxy card will save the necessity and expense of further solicitations. Your vote is important to us. If you have questions about the proposal, please contact the Advisor at (800) 423-8383.

Sincerely,

David J. Schoenwald

Chairperson of the Board and President

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NEW ALTERNATIVES FUND, INC.

150 Broadhollow Road

Suite PH2

Melville, NY 11747

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders in lieu of an annual meeting (the “Special Meeting”) of the New Alternatives Fund, Inc. (the “Fund”) will be held on Friday, October 24, 2014 at 3:00 p.m. (Eastern time), at 150 Broadhollow Road, Suite PH2, Melville, NY 11747. The Special Meeting is being held to consider and vote on the following proposals:

Proposal 1:

To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets and liabilities of the Fund to a corresponding series of New Alternatives Fund, a Delaware statutory trust (the “Trust”) in exchange for Class A Shares of the Trust; and (b) the distribution of such Class A Shares of the Trust to the shareholders of the Fund according to their respective interests (the “Reorganization”).

Proposal 2:	To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Shareholders of record of the Fund at the close of business on August 29, 2014 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Special Meeting or any adjournment thereof. The proposed Reorganization and related matters are described in the attached Prospectus/Proxy Statement. Appendix A to the Prospectus/Proxy Statement is a copy of the Reorganization Agreement.

Important Notice Regarding the Availability of the Prospectus/Proxy Statement for this Special Meeting of Shareholders to Be Held on October 24, 2014. The prospectus/proxy statement for this meeting is available at:

proxyonline.com/docs/newalternatives2014.pdf.

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Shareholders are cordially invited to attend the Special Meeting in person. If you plan to attend the Special Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote (1) by mail by completing, signing, and returning the enclosed proxy card in the envelope provided; (2) by telephone by calling toll free 1-888-227-9349 and following the instructions on the recorded message; (3) by telephone by calling toll free 1-866-530-8623 and speaking with a live operator, Monday through Friday, 9:00 a.m. to 10:00 p.m. (Eastern time); or (4) on the Internet at proxyonline.com by following the instructions printed on your proxy card. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.

If a quorum is not present or represented at the Special Meeting, the persons named as proxies may propose adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. In the event of an adjournment, no additional notice is required other than announcement at the Special Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies required to be voted against the proposal.

If you have any questions before you vote, please contact the Fund by calling toll-free 1-800-423-8383.

September 17, 2014	By Order of the Board of Directors,
Melville, NY

Murray D. Rosenblith, Secretary

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QUESTIONS & ANSWERS

NEW ALTERNATIVES FUND, INC.

(the “Fund”)

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal affecting the Fund, which will require your vote.

Q:	What is happening?
A:

Accrued Equities, Inc. (the “Advisor”), the investment adviser of the Fund, has recommended, and the Board of Directors has approved, a proposal to reorganize the Fund into a separate, newly created, corresponding series of New Alternatives Fund (the “Trust”), a Delaware statutory trust (the “Reorganization”). The Trust was created to acquire the assets and assume the liabilities of the Fund. The Trust will be advised by the Advisor.

Q:	What issue am I being asked to vote on?
A:	You are being asked to vote to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”).
Q:	Why has this proposal been made for the Fund?
A:

The Reorganization is being proposed to give the Fund a new and improved charter document, and to update and modernize certain other language in its prospectus and statement of additional information.

The Fund is over 30 years old. When the Fund was initially organized it was created as a New York corporation. At the time of its organization, certain now common mutual fund structures, such as the use of multiple classes, were not yet in common use within the industry.

The Advisor is recommending that the Fund be reorganized into a Delaware statutory trust. A Delaware statutory trust is one of the most common forms of organization used within the mutual fund industry. A Delaware statutory trust offers certain advantages in the mutual fund industry over other forms of organization, such as a New York corporation. Compared to a New York corporation, a Delaware statutory trust offers greater flexibility in governance and the potential for lower costs. This will allow the Fund to adapt more quickly to changes in the mutual fund industry.

Q:	Can you provide some examples of this greater flexibility in governance and the potential for lower costs?
A:

Yes. The Fund’s existing New York charter only permits it to offer one class of shares. The Fund currently sells its shares through registered broker-dealers and charges a front-end sales load on the sale of shares. Such a sales load structure was common within the mutual fund industry in 1982 when the Fund commenced investment operations. There is no 12b-1 fee or shareholder servicing fee charged on shares because the Fund was created before such fees were created in the mutual fund industry.

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Many potential investors and financial intermediaries today prefer other sales structures. For example, it is very common within the mutual fund industry to not charge a front-end sales load but to charge a 12b-1 fee or shareholder servicing fee that is used to compensate the financial intermediaries.

As a Delaware statutory trust, the Board would be able to create additional share classes with different sales structures that could better suit what potential investors and financial intermediaries are looking for in a mutual fund. This ability to offer additional share classes could attract additional assets. The increase in Trust assets could potentially lower the fees and expenses of the Trust for all of its shareholders.

Q:	Does the Trust intend to create new share classes?
A:

Yes. The Trust is in the process of creating a new share class not involved in this Reorganization. It would not be offered until after the Reorganization. The new share class is intended to attract certain investors and financial intermediaries who have requested a no load share but who are willing to pay 12b-1 fees on an on-going basis.

Examples of such potential investors who have inquired about such a share class include existing Fund shareholders who want to add to their Fund holdings but don’t wish to pay a sales load. We have had inquiries from former Fund shareholders who have redeemed and now wish to reinvest in the Fund but who don’t want to incur the sales load again. We have also had inquiries from potential investors who don’t invest in mutual funds with front-end sales charges.

In the future, as the mutual fund industry creates new types of share classes or pricing structures, the Trust’s ability to adapt to meet such investor demand will make it better able to respond to the market and attract assets.

Q:	Can you provide another example of a benefit derived from the proposed Reorganization?
A:

Yes. Another benefit of converting to a Delaware statutory trust is that it eliminates the New York requirement that the Fund hold an annual meeting of its shareholders, which can save the mutual fund significant costs connected with its annual meeting such as legal, printing, postage and proxy solicitation costs. The costs of such annual meeting have been approximately $30,000 to $35,000 per year. Such costs can be expected to increase through the years.

Q:	Should shareholders be concerned about no longer having an annual meeting?
A:

No. Most mutual funds in the industry do not hold an annual meeting.

Of course, shareholder approval will still be sought when required by the Investment Company Act of 1940, as amended (the “1940 Act”) or Delaware state law.

By doing away with the annual meeting requirement, shareholders will still be protected because the 1940 Act still requires that an investment company hold a shareholders’ meeting under certain circumstances. For example, if less than a majority of the trustees holding office have been elected by the shareholders, the trustees then in office will call a shareholders’ meeting for the election of trustees. If the Trust makes a change to its investment advisory agreement or a 12b-1 plan it must submit such change to the shareholders for approval. Also, if the Trust changes a fundamental investment restriction, it must seek shareholder approval. Finally, if the Trust would ever merge or reorganize, such change would need to be submitted to shareholders for their approval. Delaware law also provides that shareholders have the right to call a meeting of shareholders to consider the removal of one or more trustees or for other matters and such meetings will be called when requested in writing by the holders of record of 25% or more of the Trust’ outstanding shares of beneficial interest.

Q:	Are there any disadvantages to the proposed Reorganization?
A:	No. The Advisor and the Board of Directors do not believe there are any disadvantages to converting to a Delaware statutory trust as compared to continuing as a New York corporation.
Q:	Will the investment objective or principal investment strategies of the Fund change as a result of the Reorganization?
A:

No. Other than the change in form of organization, the Trust is designed to be substantially identical from an investment perspective to the Fund. The investment objectives, policies and strategy of the Fund and the Trust are identical. The only material change that will occur in the investment strategy is set forth in the Prospectus/Proxy Statement under the headings “COMPARISON OF THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS” and “COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS.” This change involves the ability of the Trust to use money market mutual funds and mutual funds investing in obligations of the U.S. government, its agencies or instrumentalities (e.g., U.S. government securities and U.S. Treasury bills) to invest its short-term cash.

The Fund is not permitted to invest in other mutual funds at all.

Q:	Will there be any changes in the fundamental investment restrictions of the Fund?
A:	Yes. In connection with its goal to modernize the Fund, the Board is also proposing certain changes to the Fund’s current fundamental investment restrictions. The changes would:

•	simplify, modernize and conform the fundamental investment restrictions to language more commonly used within the mutual fund industry;

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change certain fundamental investment restrictions to non-fundamental investment restrictions (a fundamental investment restriction is one that may only be amended by shareholder vote; a non-fundamental investment restriction may be amended by the Board without shareholder approval); and

•	eliminate certain fundamental investment restrictions that are outdated or no longer required by federal or state law.

None of the proposed fundamental investment restriction changes are intended to change the Fund’s investment objective, policies and strategy.

Additional information concerning the proposed changes to the fundamental investment restrictions is set forth in the Prospectus/Proxy Statement under the heading “COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS.”

Q:	Will these proposed changes to the fundamental investment restrictions change how the Fund is managed?
A:

Only one proposed fundamental investment restriction change is expected to change how the Fund is managed. Currently, the Fund is prohibited from investing its assets in other mutual funds. After the Reorganization, the Trust would be permitted to invest its short-term cash in money market mutual funds or in mutual funds investing in obligations of the U.S. government, its agencies or instrumentalities (e.g., U.S. government securities and U.S. Treasury bills).

The Trust only intends to invest its short-term cash in other mutual funds for cash management purposes and will not invest in other mutual funds in furtherance of its investment objective. The Trust will not be a fund-of-funds.

Examples where investments in other mutual funds could be advantageous to the Trust are situations where the Trust has un-invested cash necessary for upcoming expenses or redemptions, or cash awaiting investment in portfolio securities. In such situations, the Fund is currently limited to direct U. S. Treasury securities and socially-concerned, federally insured banks and credit unions that are committed to serving community needs. In recent years, the returns on U. S. Treasury securities have been too low and it is sometimes hard to identify enough appropriate socially-concerned, federally insured banks and credit unions.

Additional information concerning the proposed changes to the investment policy concerning investments in other mutual funds is set forth in the Prospectus/Proxy Statement under the headings “COMPARISON OF THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS – Principal Risks” and “COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS.”

Q:	Will the Reorganization charge sales charges (loads)?
A:	No sales loads, commissions, contingent deferred sales charges or transaction charges will be imposed as a result of the Reorganization.

Q:	Will the Reorganization result in higher advisory fees?
A:

Yes. The Trust will charge the same initial investment advisory fee as the Fund (i.e., an annual fee of 1.00% of average daily net assets). However, the Trust will use a different formula for reducing investment advisory fees as the assets increase than is currently used by the Fund. This formula for reducing investment advisory fees is commonly referred to as “breakpoints.”

Under the Fund’s current investment advisory agreement, the Fund pays the Advisor an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% for average net assets more than $30 million and less than $100 million; and 0.45% for average net assets more than $100 million. The fee is accrued daily and paid monthly.

After the Reorganization, the Trust will pay the Advisor an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly.

At current asset size, this change in the breakpoints will have the effect of increasing the overall investment advisory fee charged. For example, under its current investment advisory agreement, during the Fund’s most recently completed fiscal year ended December 31, 2013, the Advisor received investment advisory fees at the rate of 0.54% of the Fund’s average daily net assets. For that same period, using the new investment advisory fee breakpoint schedule, the Advisor would have received investment advisory fees at the rate of 0.58% of the Trust’s average daily net assets, which is an increase of four basis points or 0.04%.

Additional information concerning the proposed changes to the investment advisory fee breakpoint schedule and its impact on total expenses is set forth in the Prospectus/Proxy Statement under the headings “SYNOPSIS – Comparison of the Fees and Expenses of the Fund and the Trust,” “INFORMATION RELATING TO THE PROPOSED REORGANIZATION – Board Consideration” and “ADDITIONAL INFORMATION ABOUT THE ADVISOR.”

Q:	Will the Reorganization change total annual fund operating expenses?
A:

Yes. Initially, total annual fund operating expenses may be expected to increase by the percentage increase of the investment advisory fee under the new investment advisory fee breakpoint schedule.

However, the Reorganization may provide some cost savings too, as the Trust will no longer be required to hold an annual meeting of shareholders each year. Eliminating the annual meeting will save the Trust significant costs connected with its annual meeting such as legal, printing, postage and proxy solicitation costs. Currently such annual meeting costs have been approximately $30,000 to $35,000 per year.

In addition, after the Reorganization, the Trust’s ability to offer additional share classes could attract additional assets. The increase in Trust assets could potentially lower the fees and expenses of the Trust for all of its shareholders.

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Q:	Will I have to pay federal income tax as a result of the Reorganization?
A:

No. The Reorganization is intended to be tax-free (meaning that the exchange of shares of the Fund for shares of the Trust in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder). Additional information with respect to the tax consequences of the Reorganization is set forth in the Prospectus/Proxy Statement under the heading “INFORMATION RELATING TO THE PROPOSED REORGANIZATION – Federal Income Tax Consequences.”

Q:	After the Reorganization, will I still own the same number of shares?
A:	Yes, the aggregate number of shares and value of those shares will be identical immediately before and after the Reorganization.
Q:	How will the Reorganization affect me?
A:

Assuming that shareholders approve the Reorganization Agreement, the assets and liabilities of the Fund will become the assets and liabilities of the Trust, and the issued and outstanding shares of the Fund will be converted into Class A Shares of the Trust that have an aggregate number and net asset value equal to the number of shares and net asset value of the Fund’s shares immediately prior to the Reorganization. The value of each shareholder’s account in the Trust immediately after the Reorganization will be the same as the value of such shareholder’s account with the Fund immediately prior to the Reorganization. Following the Reorganization, the Trust will carry on the business of the Fund.

Q:	Are shareholders being asked to vote on the proposed changes to the fundamental investment restrictions and the investment advisory fee?
A:

No. Shareholders are only being asked to vote upon the Reorganization Agreement.

A vote to approve the Reorganization Agreement will authorize the Advisor, as the Trust’s sole initial shareholder, to sign a consent approving certain organizational matters with respect to the Trust, including approval of the fundamental investment restrictions as described in the Prospectus/Proxy Statement under the heading “COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS,” and to enter into an investment advisory agreement with the new investment advisory fee breakpoint schedule as described in the Prospectus/Proxy Statement under the headings “SYNOPSIS – Comparison of the Fees and Expenses of the Fund and the Trust,” “INFORMATION RELATING TO THE PROPOSED REORGANIZATION – Board Consideration” and “ADDITIONAL INFORMATION ABOUT THE ADVISOR.”

Q:	Who will pay the expenses of the Reorganization?
A:

Pursuant to the terms of the Reorganization Agreement, the Fund and the Trust will bear all of the expenses incurred in connection with the Reorganization, including legal, tax, proxy solicitation, printing and mailing costs as well as other costs associated with the Reorganization. Such reorganization expenses are expected to be approximately $120,000, which, based upon the Fund’s average annual net assets for its fiscal year ended December 31, 2013 is 2.5 basis points or 0.0253%. In making this determination, the Board considered the fact that the Fund was required to hold an annual meeting, the advantages that a conversion to a Delaware statutory trust would provide to the shareholders, the short-term cash investment opportunities that the change to the fundamental investment restriction will allow, and the costs savings that the Trust will realize by no longer having to hold an annual meeting each year.

Q:	When would the Reorganization take place?
A:

If approved, the Reorganization would occur on or about the close of business on Friday, October 24, 2014. Shortly after completion of the Reorganization, you will receive a confirmation statement reflecting the number of Class A Shares of the Trust you own.

Q:	How does the Board of Directors of the Fund recommend that I vote?
A:	The Board of Directors recommends that shareholders vote to approve the Reorganization Agreement.
Q:	How can I vote, and how many votes am I entitled to?
A:

You are entitled to vote at the Special Meeting to be held on Friday, October 24, 2014, or any adjournments thereof, if you owned shares of any of the Fund at the close of business on August 29, 2014 (the “Record Date”). You are entitled to one vote for each full share held in your name as of the Record Date.

If you attend the Special Meeting or any adjournments thereof, you may vote your shares in person. Whether or not you intend to attend the Special Meeting or any adjournments thereof in person, you may vote, or revoke a previously cast vote, in any of the following ways:

•	Mail: Vote, sign, date and return the enclosed proxy card(s) in the enclosed postage-paid envelope;

•	Telephone: Have your proxy card(s) available. Vote by telephone by calling the toll-free number on your proxy card(s) and following the instructions on the recorded message;

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Telephone:    Have your proxy card(s) available. Vote by telephone by calling the toll-free number on your proxy card(s), Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time), and speaking with a live operator; or

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Internet:    Have your proxy card(s) available. Vote on the Internet by accessing the website proxyonline.com listed on your proxy card(s). Enter the control number from your proxy card(s). Follow the simple instructions found on the website.

Q:	If I vote now as requested, can I change my vote later?
A:

Yes. You may revoke your proxy at any time before it is voted at the Special Meeting either (i) by sending a written revocation to the Secretary of the Fund as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Special Meeting; or (iii) by attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you vote as described above. This will help us ensure that an adequate number of shares are present to constitute a quorum for the Special Meeting to be held.

Q:	Whom should I call for additional information about this Prospectus/Proxy Statement?
A:	Please call the Fund at 1-800-423-8383.

PROSPECTUS/PROXY STATEMENT

Dated September 17, 2014

NEW ALTERNATIVES FUND, INC.

NEW ALTERNATIVES FUND

150 Broadhollow Road

Suite PH2

Melville, NY 11747

(800) 423-8383

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of New Alternatives Fund, Inc., a New York corporation (the “Fund”), in connection with the Special Meeting of Shareholders (the “Meeting”) to be held on Friday, October 24, 2014, at 3:00 p.m. (Eastern time), at 150 Broadhollow Road, Suite PH2, Melville, NY 11747, or any adjournment or postponement of the Meeting. At the Meeting, shareholders will be asked:

Proposal 1:

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets and liabilities of the Fund to a corresponding series of New Alternatives Fund, a Delaware statutory trust (the “Trust”) in exchange for Class A Shares of the Trust; and (b) the distribution of such Class A Shares of the Trust to the shareholders of the Fund according to their respective interests.

Proposal 2:	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The close of business on August 29, 2014 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of the Fund on the Record Date will be entitled to one (1) vote for each full share held. As of the Record Date, the Fund had 3,708,640.090 shares outstanding.

Each of the Fund and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Accrued Equities, Inc. (the “Advisor”) serves as the investment adviser and co-distributor to both the Fund and the Trust.

Each of the Fund and the Trust currently offers one class of shares. Each class of shares is identical. The Trust may, in the future, offer and sell additional classes of shares but such additional classes of shares are not involved in this reorganization. Shares of common stock of the Fund are referred to in this Prospectus/Proxy Statement as “shares.” The corresponding shares of beneficial interest of the Trust are referred to in this Prospectus/Proxy Statement as “Class A Shares.”

A copy of the Reorganization Agreement is attached hereto this Prospectus/Proxy Statement as Appendix A.

The Reorganization Agreement provides that the Fund will transfer substantially all its assets and liabilities to the newly organized Trust. In exchange for the transfer of these assets and liabilities, the Trust will issue Class A Shares to the Fund. The transaction is expected to occur on or about the close of business on Friday, October 24, 2014, or as soon thereafter as is practicable.

The Fund will make a distribution of the Class A Shares of the Trust it receives to the shareholders of the Fund, so that a holder of shares in the Fund will receive Class A Shares of the Trust with the same aggregate number and net asset value as the shareholder had in the Fund immediately before the transaction. All of these transactions are referred to herein as the “Reorganization.” Following the Reorganization, shareholders of the Fund will be shareholders of the Trust, and the Trust will carry on the business of the Fund.

This Prospectus/Proxy Statement sets forth the information that a shareholder of the Fund should know before voting on the Reorganization Agreement, and it should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U. S. Securities and Exchange Commission (the “SEC”), are incorporated in whole or in part by reference. A Statement of Additional Information dated September 17, 2014 relating to this Prospectus/Proxy Statement and the Reorganization has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Fund at 150 Broadhollow Road, Suite PH2, Melville, NY 11747 or by calling toll-free (800) 423-8383.

For a more detailed discussion of the investment objectives, policies, risks, and restrictions, and investment limitations, of the Fund, see the Prospectus dated April 30, 2014 and Statement of Additional Information dated April 30, 2014, as they may be amended and/or supplemented, which have been filed with the SEC, previously provided to the shareholders of the Fund and which are incorporated by reference into this Prospectus/Proxy Statement. Further information about the Fund’s performance is contained in its Annual Report for the year ended December 31, 2013 and in its Semi-Annual Report for the fiscal period ended June 30, 2014.

You may obtain free copies of the Fund’s annual report, semi-annual report, prospectus, statement of additional information or the Statement of Additional Information relating to this Prospectus/Proxy Statement, or request other information about the Fund by calling toll-free (800) 423-8383.

The Trust has recently been organized for the purpose of continuing the investment operations of the Fund and has no substantial assets or prior history of investment operations. The Trust will not commence operations until the date of the Reorganization. The Trust does not have any annual or semi-annual reports to date.

The following documents related to the Trust have been filed with the SEC: (i) a preliminary prospectus for the Trust filed July 15, 2014; and (ii) a preliminary Statement of Additional Information for the Trust filed July 15, 2014.

This Prospectus/Proxy Statement constitutes the Proxy Statement of the Fund for the Meeting, and the Trust’s prospectus for the Class A Shares of the Trust that have been registered with the SEC and are to be issued in connection with the Reorganization. This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of record on or about September 19, 2014. It explains concisely what you should know before voting on the proposals or investing in the Trust. Please read it carefully and keep it for future reference.

THE SECURITIES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Important Notice Regarding the Availability of the Prospectus/Proxy Statement for this Special Meeting of Shareholders to Be Held on October 24, 2014. The Prospectus/Proxy Statement for this Special Meeting is available at:

proxyonline.com/docs/newalternatives2014.pdf.

TABLE OF CONTENTS

SYNOPSIS

This Synopsis is only a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A copy of the Reorganization Agreement is attached to this Prospectus/Proxy Statement as Appendix A. Shareholders should read this entire Prospectus/Proxy Statement carefully. For more complete information about the Fund, please read the Fund’s Prospectus and Statement of Additional Information, as it may be amended and/or supplemented.

Overview of the Reorganization.

The Reorganization.    Pursuant to the Reorganization Agreement (attached as Appendix A), the Fund will transfer substantially all of its assets and liabilities to the Trust in exchange for Class A Shares of the Trust. The Fund’s shareholders will receive Class A Shares of the Trust in the exact same number and with the same net asset value as the shares of the Fund they held immediately prior to the Reorganization. The result of the Reorganization is that shareholders of the Fund, which was a New York corporation, will become shareholders of the Trust, which is a Delaware statutory trust. The Trust will then carry on the business of the Fund. The Trust is newly created and will have no material assets or operations prior to the Reorganization. For more information with respect to the Reorganization, see “INFORMATION RELATING TO THE PROPOSED REORGANIZATION – Description of the Reorganization Agreement.”

Reasons for the Reorganization.    The Advisor has recommended, and the Board of Directors has approved, a proposal to reorganize the Fund into the Trust. The Reorganization will consist of converting the existing Fund from a New York corporation into a Delaware statutory trust. When the Fund was originally organized in 1978 it was organized as a New York corporation. New York was chosen because the principal office of the Fund was located in New York. Since that time, the mutual fund industry has grown and developed. As a part of that growth, certain state laws, such as Delaware, Maryland and Massachusetts, have become the commonly used bodies of law for the form of organization used by mutual funds. New York state law is not commonly used by mutual funds in choosing their legal entity.

The Board of Directors believes that a Delaware statutory trust as a form of organization offers certain advantages for mutual funds over that of a New York corporation. The Board of Directors believes that the Delaware Agreement and Declaration of Trust (the “Declaration of Trust”) adopted by the Trust is clearer and more modern than the Fund’s current New York Certificate of Incorporation (the “Certificate of Incorporation”). For example, the Declaration of Trust empowers the Board to take more actions on behalf of a mutual fund than the Certificate of Incorporation. In 2008, sales of Fund shares increased and the Fund came close to selling all of its authorized shares. The Fund would have had to cease selling new shares. To increase the amount of the Fund’s authorized shares, and to make a corresponding decrease in the Fund’s par value to avoid adverse tax implications, the Board was required to hold a special meeting of shareholders and seek their approval of such changes. Under Delaware statutory trust law and the Declaration of Trust, the Board could have made such changes by Board action and would not have been required to go to the cost of holding a special shareholders meeting. In fact, Delaware statutory trust law and the Declaration of Trust further provide that the Trust may issue an unlimited number of shares of beneficial interest with no par value. Requirements such as these which limit Board action do not benefit the Fund or its shareholders.

Another benefit of converting to a Delaware statutory trust is that it eliminates the New York requirement that the Fund hold an annual meeting of its shareholders, which can save the mutual fund significant costs connected with its annual meeting such as legal, printing, postage and proxy solicitation costs. The costs of such annual meeting have been approximately $30,000 to $35,000 per year. Most mutual funds in the industry do not hold an annual meeting. Shareholder approval will still be sought when required by the 1940 Act or Delaware state law.

Finally, the Declaration of Trust will offer marketing and operational advantages that could help increase assets. For example, as a Delaware statutory trust, the Board would be able to create additional share classes with different sales structures that could better suit what potential investors are looking for in a mutual fund. Currently, the Fund’s existing Certificate of Incorporation only permits it to offer one class of shares. This ability to offer additional share classes could attract additional assets and potentially lower the fees and expenses of the Trust for all shareholders.

The Board of Directors did consider that some of these changes could be made by amending the Fund’s current Certificate of Incorporation; however, the Board has concluded that, given the other advantages of a Delaware statutory trust, it is preferable to enter into the Reorganization.

For more information with respect to the Reorganization, see “INFORMATION RELATING TO THE PROPOSED REORGANIZATION – Board Consideration.”

Tax Consequences.    The Reorganization is intended to qualify for U. S. federal income tax purposes as a tax-free reorganization. As a condition to the closing of the Reorganization, each of the Fund and the Trust will receive a tax opinion of Montgomery, McCracken, Walker & Rhoads LLP to the effect that the Reorganization will so qualify. If the Reorganization so qualifies, shareholders of the Fund will not recognize gain or loss for U. S. federal income tax purposes on the exchange of their shares of the Fund for Class A Shares of the Trust in the Reorganization. Because the foregoing discussion only relates to the U. S. federal income tax consequences of the Reorganization, shareholders should consult their tax advisors about foreign, state and local tax consequences, if any, of the Reorganization. For more information with respect to the tax consequences of the Reorganization, see “INFORMATION RELATING TO THE PROPOSED REORGANIZATION – Federal Income Tax Consequences.”

The Board of Directors’ Recommendation.    The Board of Directors of the Fund, including the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), has concluded that the Reorganization is advisable and in the best interests of the Fund and its shareholders, and that the interests of existing shareholders in the Fund would not be diluted as a result of the transactions contemplated by the Reorganization. For more information with respect to the Board’s recommendation, see “INFORMATION RELATING TO THE PROPOSED REORGANIZATION – Board Consideration.”

Overview of the Fund and the Trust.

The Fund and the Trust.    The Fund is an open-end management investment company organized as a New York corporation on January 17, 1978. The Fund was an inactive corporation until it commenced its activities as a mutual fund on September 3, 1982. The Trust is an open-end management investment company organized as a Delaware statutory trust on June 12, 2014. The Trust has recently been organized for the purpose of continuing the investment operations of the Fund and has no substantial assets or prior history of investment operations. The Trust will not commence operations until the date of the Reorganization.

Each of the Fund and the Trust currently offers one class of shares. Each class of shares is identical. The Trust may, in the future, offer and sell additional classes of shares but such additional classes of shares are not involved in this Reorganization.

Comparison of the Fees and Expenses of the Fund and the Trust.    The following table compares the fees and expenses of the Fund as of its most recent fiscal year ended December 31, 2013 to the expected fees and expenses of the Trust on a pro forma basis assuming that the Reorganization occurred on January 1, 2014. Based on December 31, 2013 numbers, the fees and expenses of the Trust after the Reorganization are expected to be approximately four basis points (0.04%) higher than the Fund’s current fees and expenses to reflect the change in the investment advisory fee breakpoint schedule charged by the Advisor.

Additional information concerning the proposed changes to the investment advisory fee breakpoint schedule is set forth under the headings “SYNOPSIS – The Advisor,” “INFORMATION RELATING TO THE PROPOSED REORGANIZATION – Board Consideration” and “ADDITIONAL INFORMATION ABOUT THE ADVISOR.”

Shareholder Fees (fees paid directly from your investment)	Fund	Trust (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	4.75%
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.54%	0.58%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses:	0.58%	0.58%
Acquired Fund Fees and Expenses	None	0.00% [1]
Total Annual Fund Operating Expenses	1.12% [2]	1.16% [2]

1.

“Acquired Fund Fees and Expenses” are expected to be less than 0.01%. Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Trust as a result of investing in other mutual funds that have their own expenses.

2.

“Total Annual Fund Operating Expenses” does not include the costs of the Reorganization, which are being borne by the Fund and the Trust. Such reorganization expenses are expected to be approximately $120,000, which, based upon the Fund’s average annual net assets for its fiscal year ended December 31, 2013 is 2.5 basis points (0.0253%).

Example:

This Example is intended to help you compare the cost of investing in the Fund and the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that: (i) you pay the maximum sales charge, (ii) your investment has a 5% return each year, and (iii) each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

	1 Year	3 Years	5 Years	10 Years
Fund:	$584	$814	$1,063	$1,773
Trust:	$588	$826	$1,083	$1,817

Portfolio Turnover.    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2013, the Fund’s portfolio turnover rate was 24.01% of the average value of its portfolio.

The Trust does not have a portfolio turnover rate because it has not yet commenced investment operations. After the Reorganization, the Trust’s portfolio turnover rate is expected to be the same as the Fund’s because the Trust has the same Advisor and portfolio managers, and the Trust will continue the investment operations of the Fund.

Performance.    The bar chart and performance table below show how the Fund has performed in the past and provide some indication of the risks of investing in the Fund. This performance history will be adopted as the performance history of the Trust’s Class A Shares as a result of the Reorganization. The performance of the Trust’s Class A Shares would have been lower because its proposed expenses are higher than the Fund’s expenses. The bar chart shows how the performance of the Fund has varied from year to year. The returns in the bar chart do not include the deduction of any applicable sales charges. If sales charges had been included, the returns would be less than those shown in the bar chart. The table compares the average annual total returns of the Fund for the periods ended December 31, 2013 as compared to a broader index measuring market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns

During the period shown in the bar chart, the highest return for a quarter was 29.81% (for the quarter ended June 30, 2009) and the lowest return for a quarter was -21.84% (for the quarter ended September 30, 2008).

Average Annual Total Returns (For the periods ended December 31, 2013)

	One Year	Five Years	Ten Years
Return Before Taxes	30.52%	9.67%	6.80%

Return After Taxes on Distributions	29.83%	9.19%	6.29%

Return After Taxes on Distributions and Sale of Fund Shares	17.28%	7.44%	5.47%

S&P 500® Index (reflects no deduction of fees, expenses and taxes)	32.39%	17.94%	7.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Investors should consult their tax advisers regarding their personal tax situations.

The S&P 500® Index is an unmanaged index of approximately 500 leading companies in leading industries of the U.S. economy.

Investment Objective and Principal Investment Strategies.    The Fund and the Trust have the same investment objective and principal investment strategies, as described in more detail under “COMPARISON OF INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS.”

The Advisor.    Accrued Equities, Inc. is the investment adviser and co-distributor to each of the Fund and the Trust. The Advisor is located at 150 Broadhollow Road, Suite PH2, Melville, NY 11747. The Fund is the Advisor’s only client.

Under the Fund’s current investment advisory agreement, the Fund pays the Advisor an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% for average net assets more than $30 million and less than $100 million; and 0.45% for average net assets more than $100 million. The fee is accrued daily and paid monthly.

After the Reorganization, the Trust will pay the Advisor an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly.

This change in the breakpoints on the investment advisory fee will have the effect of increasing the overall investment advisory fee charged. For example, during the Fund’s most recently completed fiscal year ended December 31, 2013, the Advisor received an investment advisory fee at the rate of 0.54% of the Fund’s average daily net assets under its current investment advisory agreement. For that same period, using the new investment advisory fee breakpoint schedule, the Advisor would have received a fee at the rate of 0.58% of the Trust’s average daily net assets, which is an increase of four basis points (0.04%).

Additional information concerning the proposed changes to the investment advisory fee breakpoint schedule is set forth under the headings “INFORMATION RELATING TO THE PROPOSED REORGANIZATION – Board Consideration” and “ADDITIONAL INFORMATION ABOUT THE ADVISOR.”

Other Service Providers.    Upon completion of the Reorganization, the Trust will continue to engage its existing service providers. In all cases, the types of services provided to the Fund and the Trust under these service agreements are the same. The following describes the service providers to the Fund and the Trust:

Service	Fund	Trust

Administrator:	BNY Mellon Investment Servicing (US) Inc.	BNY Mellon Investment Servicing (US) Inc.

Underwriter:	Foreside Funds Distributors LLC	Foreside Funds Distributors LLC

Co-Distributor:	Accrued Equities, Inc.	Accrued Equities, Inc.

Transfer Agent:	BNY Mellon Investment Servicing (US) Inc.	BNY Mellon Investment Servicing (US) Inc.

Fund Accounting Agent:	BNY Mellon Investment Servicing (US) Inc.	BNY Mellon Investment Servicing (US) Inc.

Custodian:	The Bank of New York Mellon	The Bank of New York Mellon

Independent Registered Public Accountant:	BBD, LLP	BBD, LLP

Independent Counsel:	Montgomery McCracken Walker & Rhoads, LLP	Montgomery McCracken Walker & Rhoads, LLP

Distribution Arrangements.    The purchase and redemption procedures for the Fund and the Trust are the same. Each of the Fund and the Trust currently has one class of shares. Each class of shares is identical. Shares of the Fund and the Trust are each sold subject to a front-end sales charge. The front-end sales charge you pay depends on the dollar amount invested, as shown in the table below. Front-end sales charges are not imposed upon reinvested dividends or distributions. No sales loads, commissions, contingent deferred sales charges or transaction charges will be charged as a result of the Reorganization.

Purchase Amount	Sales Commission as a Percentage of Offering Price	Dealer Reallowance as a Percentage of Offering Price	Sales Commission as a Percentage of Net Amount Invested

Up to $24,999.99	4.75%	4.00%	4.987%

$25,000 to $99,999.99	3.85%	3.00%	4.00%

$100,000 or more	2.91%	2.00%	3.00%

The Fund and the Class A Shares of the Trust do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees.

Shares of both the Fund and the Trust are offered through financial supermarkets, advisers and consultants and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in the Fund’s or Trust’s prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

For additional information concerning the Fund’s and the Trust’s distribution arrangements, see “COMPARISON OF PURCHASE AND REDEMPTION POLICIES AND PROCEDURES.”

Dividends, Distributions and Taxes.    The dividends and distributions policy of each of the Fund and the Trust are identical. In addition, the tax issues involved with purchasing, holding and redeeming a share of the Fund and the Trust are identical. For additional information concerning the Fund’s and the Trust’s dividends, distributions and taxes, see “COMPARISON OF DIVIDENDS, DISTRIBUTIONS AND TAXES.”

RISK FACTORS

The principal investment risks of the Fund and the Trust are substantially similar. Because of these similarities, the Board believes that an investment in shares of the Fund involves risks that are substantially similar to an investment in the Trust.

The only difference in the principal investment risks of the Fund and the Trust is that the Trust will be permitted to invest its short-term cash in money market mutual funds and mutual funds investing in obligations of the U.S. government, its agencies or instrumentalities (e.g., U.S. government securities and U.S. Treasury bills). The Fund is not permitted to invest in other mutual funds. For more information with respect to the Fund’s and the Trust’s risk factors, see “COMPARISON OF INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS.”

INFORMATION RELATING TO THE PROPOSED REORGANIZATION

The Fund has entered into an agreement whereby its assets and liabilities are to be acquired by the Trust. Significant provisions of this Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Reorganization Agreement.    The Trust will initially have only nominal assets. The Reorganization Agreement provides that the Fund will transfer all of its assets to the Trust in exchange for the assumption by the Trust of all of the liabilities of the Fund and the issuance to the Fund of Class A Shares of the Trust. The number of Class A Shares to be issued by the Trust will be equal in number and will have an aggregate net asset value equal to the aggregate net asset value of the corresponding shares of the Fund as of the regular close of the New York Stock Exchange, currently 4:00 p. m. (Eastern time) on the business day immediately preceding the transaction.

Following the transfers of assets and liabilities from the Fund to the Trust, and the issuance of Class A Shares by the Trust to the Fund, the Fund will distribute the Class A Shares of the Trust pro rata to the holders of shares of the Fund in liquidation of the Fund. Each holder of shares of the Fund will receive an amount of the Class A Shares the Trust of equal number and value.

The Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement and the transactions contemplated thereby described in this Prospectus/Proxy Statement by the shareholders of the Fund; the receipt of certain legal opinions described in the Reorganization Agreement; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties’ performance in all material respects of their agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or about the close of business on Friday, October 24, 2014, or as soon thereafter as is practicable.

The expenses of the Fund and the Trust incurred in connection with the Reorganization will be borne by the shareholders of the Fund and the Trust. Such expenses are legal, tax, proxy solicitation, printing and mailing costs. Such reorganization expenses are expected to be approximately $120,000, which, based upon the Fund’s average annual net assets for its fiscal year ended December 31, 2013 is 2.5 basis points (0.0253%).

The Reorganization may be abandoned prior to its consummation by the mutual consent of the parties to the Reorganization Agreement. The Reorganization Agreement provides further that at any time prior to, or (to the fullest extent permitted by law) after, the approval of the Reorganization Agreement by shareholders of the Fund (a) the parties thereto may, by written agreement approved by their respective Boards of Directors and Trustees, or authorized officers and with or without the approval of their respective shareholders, amend any of the provisions of the Reorganization Agreement with respect to the Fund; and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations with respect to the Fund with or without the approval of such party’s shareholders.

Board Consideration.    The Board of Directors of the Fund discussed the proposed Reorganization at meetings held on September 27, 2013, January 31, 2014, April 25, 2014 and June 27, 2014. At its June 27, 2014 meeting, the Board of Directors of the Fund, including the Fund’s Independent Directors, unanimously approved the Reorganization Agreement. The Board was assisted in its deliberations by independent legal counsel for the Independent Directors.

In deciding whether to approve the Reorganization Agreement, the Board of Directors of the Fund considered the recommendation of the Advisor with respect to the proposed Reorganization. The Board determined that the Advisor’s recommendation of the Reorganization would modernize a 30 year old mutual fund and open it up to additional sales platforms which could result in it attracting additional investors and assets. Additional assets would help the Advisor pursue the investment objective. Additional assets could also help lower the expense ratio for all shareholders.

The Board of Directors of the Fund considered that reorganizing the Fund into a Delaware statutory trust would allow it to benefit from a more flexible organizational structure. They also considered the fact that most other mutual funds within the industry were already using Delaware, Massachusetts or Maryland as their states of organization. The Board decided that a Delaware statutory trust offered certain advantages in the mutual fund industry over other forms of organization, such as a New York corporation. Compared to a New York corporation, a Delaware statutory trust offered greater flexibility in governance and the potential for lower costs by allowing the Board to take most actions without the delay and cost of seeking shareholder approval. This would allow the Trust to adapt more quickly to changes in the mutual fund industry.

The Board determined that the move to a Delaware statutory trust offered certain structural advantages such as the ability to create additional share classes with different sales structures that could better suit what potential investors were looking for in a mutual fund. They noted that the Fund’s existing Articles of Incorporation only permitted it to offer one class of shares. Another benefit of converting to a Delaware statutory trust was that it eliminated the New York requirement that the Fund hold an annual meeting of its shareholders, which would save the mutual fund significant costs connected with its annual meeting such as legal, printing, postage and proxy solicitation costs. The costs of such annual meeting have been approximately $30,000 to $35,000 per year. In discussing this change, the Board noted that most mutual funds in the industry do not hold an annual meeting. The Board also noted that the elimination of an annual meeting would not harm the shareholders since shareholder approval would still be sought when required by the 1940 Act or Delaware law. For example, shareholders would still be asked to approve the election of the Board of Trustees if less than a majority of the Trustees have been elected by the shareholders.

The Board discussed other options instead of the Reorganization. The Board considered whether or not to change the sales load structure of its existing share class to a pricing schedule favored by broker-dealers and other mutual fund intermediaries. The Board considered whether or not to add a Rule 12b-1 fee or shareholder services fee to the existing share class. The Board determined that such a move would be unfair to existing shareholders. The Board determined that it was important that any changes not have a negative impact on the Fund’s existing shareholder base. The Board of Directors did consider whether some of the changes or modernization could be made by amending the Fund’s current Articles of Incorporation; however, the Board considered the age of its Articles of Incorporation and the difficulties and expenses that would be incurred by trying to modernize its existing charter documents that were over 30 years old, and determined that such action would be cost prohibitive. Further, the Board concluded that, given the advantages of a Delaware statutory trust, it was preferable to enter into the Reorganization.

The Board of Directors of the Fund considered the proposed differences between the Fund and the Trust, such as the change in the fundamental investment restriction permitting investments in other mutual funds and the proposed change in the investment advisory fee breakpoint schedule. The Board determined that the changes in the fundamental investment restrictions would modernize the language used and conform it to fundamental restrictions used by other funds within the mutual fund industry. Such changes would not materially impact the Fund’s investments. The only change that could impact the Fund’s investments was the change which would permit it to invest in other mutual funds to the extent permitted by the 1940 Act. The Board determined that such a change would help the Fund’s short-term cash management process and did not represent a significant change in risk. It also noted that the Fund’s existing prohibition on investments in other mutual funds was adopted in 1982 when the 1940 Act was more restrictive with respect to such investments. Since that time, the 1940 Act has been amended to permit such investments under the conditions that the Trust would be adopting.

With respect to the change in the investment advisory fee breakpoint structure, the Board of Directors of the Fund did consider the proposed increase in the investment advisory fee that would result as a part of the Reorganization. The Board noted that when the Fund commenced operations in 1982, the investment advisory fee charged and the fee breakpoints adopted were considered to be competitive within the mutual fund marketplace. Since that time, the mutual fund industry has grown and changed, the costs to manage a mutual fund have increased but the Fund’s investment advisory fee schedule has remained the same.

The Board of Directors of the Fund considered the investment advisory fees and other expenses paid by the Fund directly in comparison to information regarding the fees and expenses incurred by other, similar mutual funds specializing in alternative energy investments and which seek to invest in accordance with a social responsible investment philosophy. The Board noted that the Fund’s overall expense ratio was significantly lower than the other comparable funds in its industry peer group. The Board of Directors of the Fund also noted that according to Morningstar, Inc., the average expense ratio for a large cap equity mutual fund in 2013 was 1.25% and for a small cap equity mutual fund in 2013 was 1.50%. For that same period, the total operating expenses of the Fund were only 1.12%.

The Board of Directors of the Fund reviewed the impact of a change in the breakpoint schedule on the investment advisory fee and on the Fund’s total operating expense ratio and decided that the Fund’s current breakpoint structure and investment advisory fee were very low in comparison to other equity mutual funds. They noted that based upon 2013 numbers, the change in the investment advisory fee breakpoint schedule would only have increased the investment advisory fee (and total expenses) by four basis points. Based on the foregoing, the Board determined that the change in the investment advisory fee breakpoint schedule was appropriate.

The Board considered it significant that the Trust and the Fund would have the same investment objectives and policies, the same Advisor, the same portfolio managers, and the same service providers. They also noted that the purchase and redemption policies were identical. Following the Reorganization, the Trust would carry on the business of the Fund.

The Board noted that the Reorganization was intended to constitute a tax-free reorganization; and that the interests of shareholders would not be diluted as a result of the Reorganization.

At the Board of Directors Meeting held on June 27, 2014, after considering the foregoing factors, together with such other information as they considered relevant, the Board of Directors of the Fund, including the Fund’s Independent Directors, unanimously approved the Reorganization Agreement and directed that it be submitted to shareholders for approval.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE REORGANIZATION AGREEMENT.

The Board of Directors has not determined what action it will take in the event the shareholders of the Fund fail to approve the Reorganization Agreement or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action, including continuing operations of the Fund in its present form.

At its organizational meeting held on June 27, 2014, the Board of Trustees of the Trust also considered the proposed Reorganization. Based upon their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees unanimously determined that the proposed Reorganization was in the best interests of the Trust and its shareholders.

Capitalization.    The following table sets forth the unaudited capitalization of the Fund and the Class A Shares of the Trust as of August 29, 2014, and the pro-forma combined capitalization of the Class A Shares of the Trust as if the Reorganization had occurred on that date.

	Fund	Pro Forma Adjustments[1]	Class A Shares of the Trust (Pro Form Combined)
Total Net Assets	$204,715,015.99	$(120,000)	$204,595,015.99
Shares Outstanding	3,708,640.090	—	3,708,640.090
Net Asset Value Per Share	$55.20	$(0.03)	$55.17

1.	Expenses for the Reorganization are being borne by the Fund and the Trust. Such reorganization expenses are expected to be approximately $120,000 or $0.03 per share.

Federal Income Tax Consequences.    Consummation of the Reorganization is subject to the condition that the Fund and the Trust receive an opinion from Montgomery, McCracken, Walker & Rhoads, LLP to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of the Fund to the Trust in exchange for Class A Shares of the Trust and liquidating distributions to shareholders of the Fund of the Class A Shares of the Trust so received, as described in the Reorganization Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and with respect to the Reorganization, the Fund and the Trust will be considered “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund as a result of such transactions; (iii) no gain or loss will be recognized by the Trust as a result of such transactions; (iv) no gain or loss will be recognized by the shareholders of the Fund on the distribution to them by the Fund of Class A Shares of the Trust in exchange for their shares of the Fund; (v) the aggregate basis of the Class A Shares of the Trust received by a shareholder of the Fund will be the same as the aggregate basis of the shareholder’s Fund shares immediately prior to the Reorganization; (vi) the basis of the Trust in the assets of the Fund received pursuant to the Reorganization will be the same as the basis of the assets in the hands of the Fund immediately before the Reorganization; (vii) a shareholder’s holding period for Class A Shares of the Trust will be determined by including the period for which the shareholder held the Fund shares exchanged therefor, provided that the shareholder held such Fund shares as a capital asset; and (viii) the Trust’s holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the Fund.

The Fund and the Trust have not sought a tax ruling from the Internal Revenue Service (the “IRS”), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

Other Information.    The Fund was organized as a New York corporation on January 17, 1978. The Trust was organized as a Delaware statutory trust on June 12, 2014. The Fund is governed by its Articles of Incorporation, By-laws and by applicable New York and 1940 Act law. The Trust is governed by its Declaration of Trust, By-laws and by applicable Delaware and 1940 Act law.

Shares of the Fund: (i) are entitled to one vote for each full share held, fractional shares have no voting rights; and (ii) are entitled to participate equally in the dividends and distributions that are declared with respect to its investment portfolio and in the net distributable assets of such portfolio on liquidation. Shares of the Trust: (i) are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held; (ii) will vote in the aggregate and not by class except as otherwise expressly required by law or when class voting is permitted by the Board of Trustees; and (iii) are entitled to participate equally in the dividends and distributions that are declared with respect to its investment portfolio and in the net distributable assets of such portfolio on liquidation.

The Fund’s authorized capital is forty million (40,000,000) common shares of $0.01 par value. There is only one class of shares of the Fund. The Trust is authorized to issue an unlimited amount of shares of beneficial interest with no par value. The Trust is currently only offering shares of one series or investment portfolio, which will be a continuation of the Fund. The Trust is currently only offering one class of shares, the Class A Shares. The Trust is permitted by its Declaration of Trust to offer additional series or portfolios, and may offer multiple classes of shares in any series.

Shares of the Fund and the Trust have no preemptive rights and only such conversion and exchange rights as the respective Boards of Directors/Trustees may grant in their discretion. When issued for payment as described in their prospectuses, shares of each of the Fund and the Trust are fully paid and non-assessable by such entities.

The limits of liability of both the Articles of Incorporation and the Declaration of Trust are substantially the same.

The Declaration of Trust can be amended by the Board of Trustees without shareholder approval. The Articles of Incorporation require that most changes be submitted to the shareholders for approval.

New York Business Corporation Law and the Fund’s by-laws each require that the Fund hold an annual meeting of shareholders for the election of directors and the transaction of other business. Historically, this annual meeting has been held in September of each year. The Fund’s most recent meeting of shareholders was held on September 27, 2013. The Trust is not required under Delaware law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Accordingly, by approving the Reorganization Agreement, shareholders of the Fund will also be approving the Board of Trustees of the Trust, each to serve for an indefinite term. Each Trustee will hold office until the next annual meeting of shareholders at which Trustees are elected following his or her election or appointment, and until his or her successor has been elected and qualified. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

The members of the Board of Directors of the Fund and the Board of Trustees of the Trust are identical.

The foregoing is only a summary. Shareholders may obtain copies of the Articles of Incorporation and By-Laws of the Fund and the Declaration of Trust and By-laws of the Trust upon written request at the address shown on the cover page of this Prospectus/Proxy Statement.

COMPARISON OF THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Set forth below is a comparison of the Fund’s and the Trust’s investment objective, principal investment strategies, and principal risks. The investment objective and principal investment strategies of the Fund and the Trust are identical. The principal investment risks of the Fund and the Trust are substantially similar. The only difference in the principal investment risks of the Fund and the Trust is that the Trust will be permitted to invest its short-term cash in other mutual funds. The Fund is not permitted to invest in other mutual funds.

Investment Objective.    The investment objective of each of the Fund and the Trust is long-term capital appreciation.

Principal Investment Strategies.    Each of the Fund and the Trust seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund and the Trust may invest consists primarily of common stocks. Other equity securities in which the Fund and the Trust may invest include depository receipts, real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). Each of the Fund and the Trust may make investments in a wide range of industries and in companies of all sizes. Each of the Fund and the Trust may invest in equity securities of both U.S. and foreign companies, and each has no limitation on the percentage of assets invested in the U.S. or abroad.

Under normal market conditions, at least 25% of the Fund’s and the Trust’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

The only difference between the investment strategy of the Fund and the Trust involves the investment of short-term cash. The Fund may not invest in other investment companies. Money awaiting investment in portfolio holdings may be invested in U.S. Treasury Bills. The Fund also invests in certificates of deposit of what it considers to be socially-concerned, federally insured banks and credit unions that are committed to serving community needs. When current market, economic, political or other conditions are unstable and would impact the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes. To the extent such temporary defensive investments are made, the Fund may be unable to achieve its investment objective.

After the Reorganization, the Trust may invest its short-term cash in other investment companies to the extent permitted by the 1940 Act. Money awaiting investment in portfolio holdings may be held in cash or cash equivalents. The cash equivalents that the Trust may invest in are: U.S. Treasury Bills, mutual funds investing in obligations of the U.S. Government, its agencies or instrumentalities (e.g., U.S. Government Securities and U.S. Treasury Bills); money market mutual funds and certificates of deposit of what it considers to be socially-concerned, federally insured banks and credit unions that are committed to serving community needs. When current market, economic, political or other conditions are unstable and would impact the pursuit of the Trust’s investment objective, the Trust may invest up to 100% of its assets in such securities for temporary defensive purposes. To the extent such temporary defensive investments are made, the Trust may be unable to achieve its investment objective.

In selecting investments for the Fund or the Trust, the Advisor does not use any formula or technical systems to select portfolio holdings. The Advisor selects securities for purchase or sale by subjectively balancing factors such as the investment’s relationship to the Fund’s or Trust’s areas of interest and concentration, the perceived risk of the investment, and the current value of the security. The Advisor also considers the perceived prospects for the company and its industry, with concern for economic, political and social conditions at the time. In addition the Advisor considers its expectations for the investment based on, among other things, the company’s technological and management strength. Most of the Fund’s and Trust’s investments will be in companies that provide a contribution to a clean and sustainable environment. In addition, the Advisor will seek to invest in companies with non-discriminatory practices at all levels of their work force.

The Advisor uses several means of research and information gathering. It subscribes to a number of trade publications relating to the Fund’s and Trust’s areas of interest, collects news from general and financial publications, and reviews financial and other reports filed with regulators. The Advisor also reviews news about companies in which the Fund and Trust invests, as well as examines various analyst reports. The Advisor may also obtain and use information and opinions of the Fund’s and Trust’s shareholders, some of whom are knowledgeable about the areas in which the Fund and Trust invests.

The Advisor considers selling portfolio holdings for various reasons including, but not limited to: its need to raise cash to purchase a different portfolio security, a company experiences a technological or other disadvantage, a company’s competitive position deteriorates, or a company no longer satisfies the Fund’s and Trust’s Alternative Energy or other specialty focus.

Principal Risks.    The principal investment risks of the Fund and the Trust are substantially similar. The only difference between the principal investment risks of the Fund and the Trust concerns the risks involved with the Trust being able to invest its short-term cash in other investment companies. The Fund has a fundamental investment restriction which prohibits it from investing its assets in other investment companies.

The principal investment risks of the Trust’s investments in other investment companies are:

•

Investment in Other Investment Companies.    As with other investments, investments in other investment companies are subject to general and market risk. In addition, if the Trust acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Trust (including advisory fees) and, indirectly, the expenses of the other investment companies.

The Trust only intends to invest in other mutual funds in connection with managing its cash position and does not intend to invest in other mutual funds to further its investment objective, policies and strategies.

Other than investment company risk, the Fund and the Trust are subject to the same principal investment risks. They are:

•	General Risk. All investments are subject to inherent risks, and an investment in the Fund or the Trust is no exception. Accordingly, you may lose money by investing in the Fund or the Trust.

•	Market Risk. The value of the Fund’s and the Trust’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

•

Concentration Risk.    Under normal market conditions, at least 25% of the Fund’s and the Trust’s total assets will be invested in equity securities of companies in the Alternative Energy industry. A downturn in this group of industries would have a larger impact on the Fund or the Trust than on a fund that does not concentrate its investments.

•

New Technology Risk.    The Fund and the Trust may consider investments in new technologies intended to produce a clean and sustainable environment. New technologies may not be cost effective, and the investment adviser may select a new technology that is not successful. It is also possible that interest in achieving a clean and sustainable environment may diminish. The potential advantages of new technologies may be slow in both development and recognition.

•

Political Risk.    Investments in Alternative Energy and companies with environmental products are subject to political priorities and changing government regulations and subsidies that may impact the value of their securities. There are also risks associated with a failure to enforce environmental law. For example, if the government reduces environmental regulation or its enforcement, companies that produce products designed to provide a clean environment, and in which the Fund or the Trust invests, are less likely to prosper.

•

Foreign Company Risk.    Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and Trust and affect their share price.

•

REIT Risk.    Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to the risk that your investment may be affected by conditions in the real estate industry such as declining property values due to idle capacity or declining income resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and as a result of poor management.

•

MLP Risk.    MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

ADDITIONAL INFORMATION ABOUT THE ADVISOR

Accrued Equities, Inc. is the investment adviser to each of the Fund and the Trust. The Advisor is located at 150 Broadhollow Road, Suite PH2, Melville, NY 11747.

The Advisor is an SEC registered investment advisor and broker-dealer founded in 1954 to advise the personal investment clients of then practicing lawyer, the late Maurice L. Schoenwald. The owner of the Advisor is David J. Schoenwald, who founded the Fund in 1982 with his father, Maurice L. Schoenwald.

Subject to the oversight of the Board of Directors, the Advisor makes all investment decisions for the Fund, manages the Fund’s business affairs and supervises the Fund’s day-to-day operations. The Advisor also furnishes office space and certain administrative and clerical services needed with respect to the Advisor’s responsibilities under its investment advisory agreement with the Fund. The Advisor, subject to the oversight of the Board of Trustees, will do the same for the Trust.

Under the Fund’s current investment advisory agreement, the Fund pays the Advisor an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% for average net assets more than $30 million and less than $100 million; and 0.45% for average net assets more than $100 million. The fee is accrued daily and paid monthly. The Advisor received an investment advisory fee at the rate of 0.54% of the Fund’s average daily net assets during the fiscal year ended December 31, 2013.

In connection with the Reorganization, the Board of Trustees of the Trust has approved an investment advisory fee with different breakpoints than the breakpoints used by the Fund. After the Reorganization, the Trust will pay the Advisor an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly.

This change in the breakpoints will have the effect of increasing the overall investment advisory fee charged. For example, under its current investment advisory agreement, during the Fund’s most recently completed fiscal year ended December 31, 2013, the Advisor received investment advisory fees at the rate of 0.54% of the Fund’s average daily net assets. For that same period, using the new investment advisory fee breakpoint schedule, the Advisor would have received investment advisory fees at the rate of 0.58% of the Trust’s average daily net assets, which is an increase of four basis points or 0.04%.

In considering whether to approve the Reorganization Agreement, the Board of Directors of the Fund did consider the proposed increase in the investment advisory fee that would result as a part of the Reorganization. The Board of Directors of the Fund reviewed the impact of a change in the investment advisory fee breakpoint schedule on the investment advisory fee and on the Fund’s total operating expense ratio and decided that it would be appropriate to approve the Reorganization Agreement. For additional information concerning the Board’s review of the change in the investment advisory fee breakpoint schedule, see “INFORMATION RELATING TO THE PROPOSED REORGANIZATION – Board Consideration.”

The Board of Trustees of the Trust approved the investment advisory agreement with the Advisor at its organizational meeting held on June 27, 2014. A discussion regarding the basis for the Board of Trustees approval of the Trust’s investment advisory agreement with the Advisor will be available in the Trust’s Annual Report for the fiscal year ended December 31, 2014.

A discussion regarding the basis for the Board of Directors re-approval of the Fund’s current investment advisory agreement with the Advisor is available in the Fund’s Semi-Annual Report for the fiscal period ended June  30, 2014.

PORTFOLIO MANAGERS

Following is certain information about the individuals employed by the Advisor who are primarily responsible for the day-to-day management of the Fund’s investment portfolio (the “Portfolio Managers”), and who will continue to provide day-to-day investment management to the Trust’s investment portfolio after the Reorganization.

David J. Schoenwald has managed the Fund since its inception in 1982. David J. Schoenwald is the President and Treasurer of the Advisor. David J. Schoenwald has been a journalist and an attorney with Law Services (a poverty law agency), personally interested in social and environmental matters. Murray D. Rosenblith has been a portfolio manager of the Fund since 2010. He joined the staff of the Advisor in 2008 after serving as an independent Director of the Fund since 2003 and member of the Audit Committee from 2006 until 2008. Prior to working for the Advisor, Mr. Rosenblith was a journalist and publication business manager. He served as executive director of a public foundation for 24 years. His duties during this period included managing socially responsible investments for the foundation and related organizations.

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the objectives and policies described above, the Fund and the Trust are each subject to certain fundamental investment restrictions. The fundamental investment restrictions of the Fund are substantially the same as those of the Trust.

In connection with the proposed Reorganization, it is being proposed that some of the Fund’s existing fundamental investment restrictions be amended as shown below. You are not being asked to individually vote on these changes to the fundamental investment restrictions. By approving the Reorganization Agreement you will be authorizing the Trust to adopt the amended fundamental investment restrictions.

The purpose of these amendments is to modernize some of the investment restriction language currently used to investment restriction language more standard within the mutual fund industry. These changes will also result in a simpler and clearer statement of such investment restrictions. The proposed changes are designed to fully meet the requirements of the 1940 Act.

A few items are being re-classified from fundamental policies to non-fundamental policies. These are items that are not required by the 1940 Act to be fundamental policies. Some of these policies are old, state blue sky requirements that are no longer applicable. Unlike a fundamental policy, a non-fundamental policy may be changed by the Board without the approval of shareholders. The proposed changes would give the Board greater flexibility in responding to regulatory or market developments.

Except with respect to the proposed change to the fundamental investment restriction concerning investments in other investment companies, none of these changes is meant to reflect a change in the Fund’s investment policies or strategies.

Current Fundamental Investment Restriction:	Proposed Fundamental Investment Restriction:

The Fund may not borrow money, except from banks for temporary or emergency purposes in an amount not in excess of five percent (5%) of the market value of its total assets (not including the amount borrowed). The Fund will not invest in portfolio securities while outstanding borrowing exceeds five percent (5%) of the market value of its assets. The Fund does not seek to borrow at all.

The Trust may not borrow money, except from banks for temporary or emergency purposes in an amount not in excess of five percent (5%) of the market value of its total assets (not including the amount borrowed). The Trust will not invest in portfolio securities while outstanding borrowing exceeds five percent (5%) of the market value of its assets.

Explanation of the Proposed Change:

Only the final sentence stating that the “Fund does not seek to borrow at all” has been deleted as unnecessary. However, it is still a true statement; the Trust does not currently intend to borrow at all.

Current Fundamental Investment Restriction:	Proposed Investment Restriction:

The Fund may not pledge any of its assets except that up to ten percent (10%) of the market value of its total assets may be pledged in borrowing permitted by (1) above. The Fund does not seek to pledge any of its assets.

This investment restriction would be made non-fundamental and re-stated as follows:

The Trust may not pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Trust’s fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 10% of the Trust’s total assets.

Explanation of the Proposed Change:

There is no requirement that such matter be a fundamental investment restriction. Unlike a fundamental investment restriction, a non-fundamental investment restriction may be changed by the Board without the approval of shareholders. This change also modernizes the language used and conforms it to language more standard within the mutual fund industry.

Current Fundamental Investment Restriction:	Proposed Investment Restriction:

The Fund may not buy securities of any company (including its predecessors or controlling persons) that has not been in the business for at least three continuous years if such investment at the time of purchase would cause more than ten percent (10%) of the total assets of the Fund (at market value) to be invested in securities of such companies.

This investment restriction would be made non-fundamental.
Explanation of the Proposed Change:

There is no requirement that such matter be a fundamental investment restriction. Unlike a fundamental investment restriction, a non-fundamental investment restriction may be changed by the Board without the approval of shareholders. This language is a historical relic from an old state blue sky requirement that is no longer applicable.

Current Fundamental Investment Restriction:	Proposed Fundamental Investment Restriction:

The Fund may not buy or hold securities of any issuer if, to the knowledge of the Fund, any Officer, Director or ten percent (10%) shareowner of the Advisor owns individually one-half (1/2) of one percent (1%) of a class of securities of such issuer and such persons owning one-half (1/2) of one percent (1%) of such class together own beneficially more than five percent (5%) of such securities.

This fundamental investment restriction would be eliminated.
Explanation of the Proposed Change:
There is no requirement that such matter be a fundamental investment restriction. This language is a historical relic from an old state blue sky requirement that is no longer applicable.

Current Fundamental Investment Restriction:	Proposed Investment Restriction:
The Fund may not purchase securities of any other investment company, except as part of a merger, consolidation or other reorganization.

This investment restriction would be made non-fundamental and re-stated as follows:

The Trust may not purchase securities of any other investment company, except as part of a merger, consolidation or other reorganization, or where otherwise permitted by the 1940 Act.

Explanation of the Proposed Change:

There is no requirement that such matter be a fundamental investment restriction. Unlike a fundamental investment restriction, a non-fundamental investment restriction may be changed by the Board without the approval of shareholders.

This is one proposed change that could impact the Trust’s investments going forward.

The Fund’s current fundamental investment restriction is too strict and does not let the Fund invest in any other mutual funds. Examples where investments in other mutual funds could be advantageous to the Fund are situations where the Fund has un-invested cash necessary for upcoming expenses or redemptions, or cash awaiting investment in portfolio securities. In such situations, the Fund is currently limited to U. S. Treasury securities and socially-concerned, federally insured banks and credit unions that are committed to serving community needs. In recent years, the returns on U. S. Treasury securities have been too low and it is sometimes hard to identify enough appropriate socially-concerned, federally insured banks and credit unions.

If this change were approved, the Trust could invest short-term cash in money market mutual funds or in mutual funds that invest their assets in U. S. government securities. The Advisor does not intend to invest the Trust’s assets in other mutual funds for the purpose of pursuing its objective of investing in Alternative Energy.

Under the 1940 Act, the Trust’s investment in securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Trust’s total assets with respect to any one investment company and (iii) 10% of the Trust’s total assets in the aggregate. As a shareholder of another investment company, the Trust would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Trust bears directly in connection with its own operations.

The limits in the above paragraph would not apply to the Trust’s investments in money market mutual funds so long as the money market share class that the Trust invests into does not charge any shareholder service fees.

Current Fundamental Investment Restriction:	Proposed Investment Restriction:
The Fund may not participate, on a joint or joint and several basis, in any trading account in securities.	This investment restriction would be made non-fundamental.
Explanation of the Proposed Change:

There is no requirement that such matter be a fundamental investment restriction. Unlike a fundamental investment restriction, a non-fundamental investment restriction may be changed by the Board without the approval of shareholders. The Fund does not currently intend to participate in any such joint trading accounts.

Current Fundamental Investment Restriction:	Proposed Fundamental Investment Restriction:
The Fund may not buy or sell any real estate, real estate mortgages, commodities or commodity contract.	The Trust would split this restriction into two separate restrictions, and clarify them so as not to exclude some investments that the Trust does, or may wish to, make. The two would be re-stated as:

The Trust may not purchase or sell real estate, provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts.

The Trust may not purchase or sell commodities or commodity contracts, except that the Trust may deal in forward foreign exchanges between currencies of the different countries in which it may invest.
Explanation of the Proposed Change:

The change just splits out the topics of real estate and commodities. It also clarifies some acceptable investments which could be confused with real estate and/or commodities. For example, in saying no investments will be made in real estate, it carves out from “real estate” investments in real estate investment trusts. Similarly, in commodities, it carves out investments in currencies. This does not represent any investment change. This change also modernizes the language used and conforms it to language more standard within the mutual fund industry.

Current Fundamental Investment Restriction:	Proposed Investment Restriction:

The Fund may not invest more than ten percent (10%) of its total assets (at market value) in securities the disposition of which would be subject to legal restriction or securities for which there are no readily available market quotations. The Fund does not seek to invest in any restricted securities or securities for which there are not readily available market quotations.

This investment restriction would be made non-fundamental and re-stated as follows:

The Trust may not invest more than 15% of its total net assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Trust has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under Section 4(2) of that act, when such investments are considered to be liquid by the Advisor.

Explanation of the Proposed Change:

There is no requirement that such matter be a fundamental investment restriction. Unlike a fundamental investment restriction, a non-fundamental investment restriction may be changed by the Board without the approval of shareholders.

This change amends the amount of assets permitted to be invested in illiquid securities from 10% to 15%. When the Fund started in 1982, 10% in illiquid securities was the maximum permitted by the SEC. Currently the SEC permits up to 15% of a mutual fund’s net assets to be invested in illiquid securities. The Fund and the Trust do not invest any assets in illiquid securities. The Fund and the Trust only invest in equity securities listed on an exchange. The Fund and the Trust do not invest in unlisted securities.

This change also modernizes the language used and conforms it to language more standard within the mutual fund industry. Finally, this language modernizes the investment restriction and acknowledges that certain securities that appear to be illiquid, may actually be liquid.

Current Fundamental Investment Restriction:	Proposed Investment Restriction:
The Fund may not engage in arbitrage or trade for the control or management of another company.	This investment restriction would be made non-fundamental.
Explanation of the Proposed Change:

There is no requirement that such matter be a fundamental investment restriction. Unlike a fundamental investment restriction, a non-fundamental investment restriction may be changed by the Board without the approval of shareholders.

Current Fundamental Investment Restriction:	Proposed Fundamental Investment Restriction:

The Fund may not invest more than twenty-five percent (25%) of the Fund’s assets in any single industry; excepting the solar and Alternative Energy industries as described in the “Principal Investment Strategies of the Fund” and “Additional Information Regarding the Fund’s Special Interest in Alternative Energy” sections of the Prospectus in which the Fund will invest more than twenty-five percent (25%) of its assets, except during defensive periods.

The Trust may not purchase any securities which would cause 25% or more of the total assets of the Trust to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except for the alternative energy industry, and provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

Explanation of the Proposed Change:

This would modernize the language of the Fund’s fundamental investment restriction concerning concentration and eliminate an outdated reference to the solar industry. It would not change the Fund’s investment concentration in the alternative energy industry.

COMPARISON OF PURCHASE AND REDEMPTION POLICIES AND PROCEDURES

The following highlights and compares the purchase and redemption policies and procedures of the Fund and the Trust. For a more complete discussion of each fund’s purchase and redemption policies and procedures, please see the applicable section of that fund’s Prospectus.

The pricing policies of the Fund and the Trust are identical. The net asset value (“NAV”) of the shares of the Fund and the Trust is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund or Trust, and subtracting from that total all liabilities, including accrued expenses. The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

Securities held by the Fund and the Trust are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded, as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund and the Trust may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund or the Trust does not price its shares. As such, the NAV of the Fund or the Trust may change on days when shareholders will not be able to purchase or redeem their shares.

If the market price of a security held by the Fund or Trust is unavailable at the time the Fund or Trust prices its shares at 4:00 p.m. Eastern time, the Fund or the Trust will use the “fair value” of such security as determined in good faith by the Advisor under methods established by and under the general supervision of the Fund’s Board of Directors and the Trust’s Board of Trustees. The Fund or Trust may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s or Trust’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund or Trust values such foreign securities and the earlier closing of foreign markets. The Fund and the Trust do not invest in unlisted securities.

The purchase and redemption policies and procedures for the Fund and the Trust are identical. The following summarizes those policies and procedures.

Policy/Procedure:	Fund/Trust Policy/Procedure:
Minimum Initial Investment.

You must invest at least $2,500 to purchase shares when you open an account in the Fund or the Trust. The minimum initial investment for an IRA account is also $2,500. Shares of the Fund and the Trust may be purchased at the offering price, which is the net asset value next determined after receipt of a properly completed application form by BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (“Transfer Agent”), plus the applicable sales charge. An application form is available on the Fund’s website at www.newalternativesfund.com or you can call the Fund at 800-423-8383 to receive an application form by regular mail. If you would like to open an IRA account or some other special account, please call the Fund to receive the forms. Please note that the Fund and the Trust will not accept new account applications to establish an account with a non-U.S. address (Army post office/Fleet post office for Military Personnel and U.S. territories are acceptable).

Purchase orders that are received by the Transfer Agent before 4:00 p.m. Eastern time will be made at that day’s net asset value plus the applicable sales charge.
Minimum Subsequent Investment.

After the minimum initial investment you can add as little as $50 periodically through an automatic investment arrangement with your bank. If you do not participate in the automatic investment plan, the minimum additional investment is $250. Send the stub from your last statement, together with a check drawn on a U.S. bank to one of the addresses noted below.

Purchases by Mail.

You may purchase shares by mail by sending a signed, completed application form and a check drawn on a U.S. bank as follows:

Via Regular Mail:

New Alternatives Fund, Inc.

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9794

Providence, RI 02940

If you are sending applications, checks or other communications to the Fund or the Trust via express delivery, or registered or certified mail, send to:

New Alternatives Fund, Inc.

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

Purchases by Wire.

To make an initial purchase by wire, please call (800) 441-6580 to have an account number assigned, to make arrangements for the submission of your application form and for current wire instructions.

Please note that your bank may charge you a wire fee. Please make sure that the amount that reaches the Fund or the Trust, after you pay your bank’s wire fee, is in the appropriate minimum investment amount required. Mail your completed application form to the Transfer Agent at the address above. In order to properly credit your wire, you should call the Transfer Agent to alert the Fund regarding your wire and application form.

Purchases through Financial Services Organizations.

You may purchase shares of the Fund or the Trust through participating brokers, dealers, financial advisors, financial supermarkets, and other financial professionals. Simply call your investment professional to make your purchase. If you invest through a brokerage firm or other financial professional, you may pay fees in addition to those described in this Prospectus. Brokerage firms and other financial professionals may charge transaction and other fees and may set different minimum investment amounts or limitations on buying or selling shares. Such organizations may charge a separate fee for administrative services in connection with investments in shares. These fees and requirements would be in addition to those imposed by the Fund or the Trust. If you are investing through a brokerage firm or other financial professional, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this prospectus (for example, some or all of the services and privileges described may not be available to you). Brokerage firms and other financial professionals have the responsibility for transmitting purchase orders and money, and for crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and funds’ prospectus. If your account will qualify for a sales load waiver or sales charge reduction, you or your financial organization must notify the Transfer Agent at the time of purchase of your eligibility for the waiver or reduction.

Sales Charges and Commissions:

The share price of the Fund and the Trust is based upon the daily net asset value of its shares. The Fund’s and Trust’s offering price is the net asset value per share plus a front-end sales charge. The front-end sales charge provides payment to brokers or the Underwriter and/or Accrued Equities as the sub-distributor of the Fund and the Trust. The Fund and the Trust do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. The front-end sales charge you pay depends on the dollar amount invested, as shown in the table below. Front-end sales charges are not imposed upon reinvested dividends or distributions.

	Purchase Amount	Sales Commission as a Percentage of Offering Price	Dealer Reallowance as a Percentage of Offering Price	Sales Commission as a Percentage of Net Amount Invested

	Up to $24,999.99	4.75%	4.00%	4.987%

	$25,000 to $99,999.99	3.85%	3.00%	4.00%

	$100,000 or more	2.91%	2.00%	3.00%
Distribution (i.e., Rule 12b-1) fees, Shareholder Service fees and Redemption fees.	The Fund and the Trust do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees.
Sales Charge Waivers.

Subsequent Additional Purchases: If you add to your holdings and pass the threshold into a different breakpoint, the sales charge for the additional purchases will be at the reduced rate of the newly obtained category. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases.

Purchases Made By Families: Investors may combine family purchases into a single transaction to qualify for a reduced sales charge; however, each family member must meet the minimum investment requirement. This includes purchases by spouses, children, parents, siblings, grandparents and family trusts.

Shareholders Who Own Shares In More Than One Account: If you own shares in more than one account, you can aggregate your holdings for the purpose of meeting the reduced sales load breakpoints by adding the value of the additional shares to the current market value of the shares already owned. However, each account must still meet the minimum investment requirement. Shareholders who are uncertain of their account numbers (listed on purchase confirmations and shareholder statements) or account balances should contact the Transfer Agent to ascertain this information.

Sales Charge Waivers: Shares may be sold without a front-end sales charge to the following:

•             Non-Profit or Charitable Organizations (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $25,000 or more.

•             Clients of an investment professional (e.g., investment advisors, financial planners, banks, trust departments, sponsors of “wrap-fee” programs, etc.) if the client is charged a fee by the investment professional for such portfolio management or brokerage services.

•             Brokers who are purchasing for their own account and will not transfer their shares.

•             Officers, Directors and employees of the Fund, the Trust and Advisor and their families.

•             Institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 401(k), 403(b), 457 or 408 of the Internal Revenue Code of 1986 and “rabbi trusts.”

It is each investor’s responsibility to notify the Transfer Agent or other financial intermediary at the time of purchase regarding eligibility for such reduced or waived sales charges. Attach a note to your application form and/or call the Transfer Agent or other financial intermediary purchasing shares in order to help prevent errors. You may need to provide additional information or records such as statements, before your purchase can be affected with a reduced or waived sales charge. Much of this information is also available on the Fund’s website at www.newalternativesfund.com.

Additional Purchase Policies and Procedures.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund and the Trust do not accept purchases made with third party checks, traveler’s checks, credit card checks, starter checks, cashier’s checks or money orders. A fee may be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Fund or the Trust as a result. Any profits from such a cancellation will accrue to the Fund or the Trust, as applicable. The Fund and the Trust reserves the right to suspend or modify the continuous offering of its shares.

Customer Identification Program: Federal regulations require that the Fund and the Trust obtain certain personal information about you when opening a new account. As a result, the Fund and the Trust must obtain at least the following information for each person that opens a new account:

•             Name;

•             Date of birth (for individuals);

•             Residential or business street address (although post office boxes are still permitted for mailing); and

•             Social Security number, Taxpayer Identification Number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund or the Trust may restrict your ability to purchase additional shares until your identity is verified. The Fund and the Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

The Fund and the Trust have delegated their responsibilities for obtaining and verifying this identification information to its Transfer Agent.

If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Fund or the Trust will be required to withhold a certain percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds.

Documentation Requirements:    Additional documents may be required for purchases if shares are to be registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. A purchase request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Please contact the Transfer Agent to ensure that you supply all of the required documents. If all of the required documents are not received, your request will not be honored.

Automatic Investment Plan:    You may open an automatic investment plan account with a $2,500 initial purchase and a $50 monthly or quarterly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (800) 441-6580 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund and the Trust. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $50. The Fund or the Trust may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan section found on the application or contact the Fund at (800) 441-6580.

Account Minimum:    At the discretion of the Advisor, accounts with a total value at the time of notice of $1,000 or less, as a result of redemptions and not market fluctuations, may be redeemed at net asset value by the Fund or the Trust. You will be given at least 60 days’ notice by mail to bring the account up to the minimum level before involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares:    The Fund and the Trust are each a long-term investment. Do not invest if you are a “market timer”. Short-term investments are disruptive and do not benefit the Fund, the Trust or its long-term shareholders. It is unlikely to benefit a person making the short-term investment and who is paying a front-end sales charge.

The Fund and the Trust are not designed to serve as a vehicle for frequent trading in response to short- term fluctuations in the securities markets. Frequent trading of shares may lead to less efficient management of the Fund’s and Trust’s investment portfolio, resulting in dilution of the value of shares held by long-term shareholders. The Fund’s Board of Directors and the Trust’s Board of Trustees have not adopted any special policies or procedures with respect to frequent purchases and redemptions of shares by shareholders, but their existing procedures enable them to reject purchases if it appears a shareholder is attempting market timing.

The Fund and the Trust each reserves the right to refuse certain requests to purchase shares.

Exchange Policy.	There is no exchange policy for the Fund nor the Trust.
Redemption.

You may redeem your shares on any day that the New York Stock Exchange is open for business. Redemptions will be priced at the net asset value next determined after receipt by the Transfer Agent of a redemption request in good order.

Redemption Requirements.

Redemption of Recently Purchased Shares:    If you wish to sell shares that were recently purchased by check, the Fund or the Trust may delay mailing your redemption check for up to 15 business days after your redemption request to allow the original purchase check to clear. Shares for which no payment is collected will be canceled without notice. Payment for redemptions of shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not cleared.

Signature Requirements:    Requests for redemption must be in writing, signed by the person or persons named on the account and addressed to: New Alternatives Fund, Inc., c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9794, Providence, RI 02940.

For overnight mail services: New Alternatives Fund, Inc., c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Please include your account name, account number, and the number of shares or dollar amount to be redeemed on your request. Except as discussed in the next paragraph, redemption proceeds will only be paid to the account holder and only to the address or bank account designated on the Fund’s or Trust’s records. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are currently subject to a $9.00 fee. Your bank may also charge you a wire fee. There is no charge if redemption proceeds are sent via the ACH system, and credit is generally available within three business days.

Signature Guarantee Requirements.

Medallion Signature Guarantee Requirements:    For documents requiring a signature guarantee, such guarantee must be obtained from an “eligible guarantor institution”, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations participating in a signature guarantee program recognized by the Securities Transfer Association (a “Medallion Guarantee”). A notary public is not an acceptable guarantor. Signature guarantees are required in the following cases:

•             Request for redemption, payable to the registered shareholder involving $10,000 or more;

•             If the address of record has changed within 30 days of a redemption request;

•             If redemption proceeds are payable to and/or mailed to other than the registered shareholder;

•             Updating the address of record due to mail being returned as undeliverable by the USPS; or

•             Request to transfer shares.

The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP). Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization.

If the amount redeemed is less than $10,000, the need for a medallion signature guarantee may be required under certain circumstances at the discretion of the Fund.

Redemption In-Kind.	The Fund and the Trust have each reserved the right to redeem in-kind.
Additional Redemption Policies and Procedures.

Documentation Requirements:    Additional documents may be required for redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Please contact the Transfer Agent to ensure that you supply all of the required documents. If all of the required documents are not received, your request will not be honored.

COMPARISON OF DIVIDENDS, DISTRIBUTIONS AND TAXES

As described below, the Fund’s and the Trust’s policies for dividends and distributions are identical. In addition, the Fund’s and the Trust’s treatment as a registered investment company for tax purposes is identical.

Additional information with respect to the tax consequences of the Reorganization is set forth under the heading “INFORMATION RELATING TO THE PROPOSED REORGANIZATION – Federal Income Tax Consequences.”

Dividends and Distributions.    The Fund and the Trust each intends to declare and pay annual dividends from net investment income received and net realized capital gains, if any. Any such distributions will be reinvested in the Fund or the Trust unless you instruct otherwise. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Dividend and distribution payments are not guaranteed, are subject to the Board of Directors’/Trustees’ discretion and may vary or be nonexistent from year to year. The Fund and the Trust do not pay “interest” or guarantee any fixed rate of return on an investment in shares.

Taxes.    The Fund and the Trust each expects to make distributions that will be taxed as ordinary income or capital gains. Dividends and distributions are taxable to most investors unless your investment is in an IRA or other tax-advantaged account. The dividends and distributions are taxed whether paid in cash or reinvested in additional shares. Distributions on shares held in IRA accounts and other tax-qualified plans will not be currently taxable. The tax status of your dividends and capital gains distributions will be detailed in your annual tax statement from the Fund or the Trust.

Dividends paid out of net ordinary income and distributions of net short- term capital gains are taxable to the shareholders as ordinary income. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction. Generally, dividends received from REITs are not considered to be qualifying dividends for purposes of the corporate dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund or Trust. For individuals who meet certain holding period requirements, a portion of the dividend may be eligible for a reduced tax rate on “qualified dividend income” received by the Fund or the Trust.

Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount, if any, of reinvested distributions, the amount received from the sale or redemption, and how long the shares were held.

Beginning with shares acquired on or after January 1, 2012, the Fund and the Trust are required to calculate and report the cost basis of shares redeemed. Unless you instruct the Fund or the Trust otherwise, the default tax lot identification method is FIFO (i.e., first-in, first-out) which means the first shares you acquire are the first shares redeemed. If your shares are held by a broker you should contact such broker.

A dividend or capital gains distribution declared by the Fund or the Trust in October, November or December, but paid in January of the following year, will be considered to be paid on December 31st of the year it was declared.

Individuals, trusts and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare Tax on “net investment income.” Net investment income includes dividends and distributions paid by the Fund and the Trust, and capital gains from the sale or redemption of shares of the Fund or the Trust.

The Transfer Agent provides a confirmation statement after every transaction, an annual account statement reflecting all transactions for the year, and tax information which will be mailed after the end of each calendar year, a copy of which will also be filed with the Internal Revenue Service. You should consult your own tax advisor regarding your tax situation.

If you have questions about your account, please call the Transfer Agent at (800) 441-6580.

INFORMATION RELATING TO VOTING MATTERS

General Information.    This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Fund’s Board of Directors in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum at the Meeting, the Fund’s officers and employees of the Advisor, may also solicit proxies personally or by telephone or via the Internet. AST Fund Solutions has been retained to solicit proxies in connection with the Meeting for fees of approximately $45,015. The Fund and the Trust will bear all costs related to the proxy solicitation, Meeting and the Reorganization.

The close of business on August 29, 2014 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of the Fund on the Record Date will be entitled to one (1) vote for each full share held. As of the Record Date, the Fund had 3,708,640.090 shares outstanding.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary before the Meeting will be voted at the Meeting or any adjournment thereof in accordance with the shareholders’ instructions. A shareholder may revoke the accompanying proxy at any time before the vote by notifying the Fund of revocation in writing at the address shown above, delivering to the Secretary a duly executed proxy bearing a later date, or attending the Meeting and voting in person.

You may also cast your vote (1) by mail by completing, signing, and returning the enclosed proxy card in the envelope provided; (2) by telephone by calling toll free 1-888-227-9349 and following the instructions on the recorded message; (3) by telephone by calling toll free 1-866-530-8623 and speaking with a live operator, Monday through Friday, 9:00 a.m. to 10:00 p.m. (Eastern time); or (4) on the Internet at proxyonline.com by following the instructions printed on your proxy card.

For information on adjournment of the Meeting, see “Quorum,” below.

Shareholder and Board Approvals.    The Reorganization Agreement (and the transactions contemplated thereby), is being submitted for approval at the Meeting by the holders of a majority of the outstanding shares of the Fund in accordance with the provisions of the Fund’s Articles of Incorporation, and the requirements of the 1940 Act. The term “majority of the outstanding shares” of the Fund as used herein means the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the Meeting. On the Reorganization proposal abstentions and broker non-votes will be considered to be a vote against the Reorganization Agreement. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

The approval of the Reorganization Agreement by shareholders of the Trust is not being solicited because their approval or consent is not legally required.

Listed in the table below are shareholders deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of the Fund. As of the Record Date, there were no control persons. Principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities. Prior to the Reorganization, the Trust will have only nominal assets. Accordingly, the persons who own of record, or are known by the Fund to own beneficially, 5% or more of any shares of the Fund will not materially change upon consummation of the Reorganization.

Shareholder Name and Address:	No. of Shares:	% of Fund:

Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	327,870.195	8.8407%

Donaldson Lufkin Jenrette Securities Corporation Mutual Funds, 5th Floor P.O. Box 2052 Jersey City, NJ 07303-2052	293,580.506	7.9161%

On the Record Date, the directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund. On the Record Date, no shares of the Trust were outstanding.

Appraisal Rights.    Shareholders are not entitled to any rights of share appraisal under the Fund’s Articles of Incorporation, or under the laws of the state of New York, in connection with the Reorganization. Shareholders have, however, the right to redeem their Fund shares at net asset value until the effective time of the Reorganization, and thereafter shareholders may redeem from the Trust the shares acquired by them in the Reorganization at net asset value.

Quorum.    If a quorum is not present or represented at the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. In the event of an adjournment, no additional notice is required other than announcement at the Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies required to be voted against the proposal. The presence in person or by proxy of not less than one-third of the shares entitled to vote on the Record Date constitutes a quorum. The Fund proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for the purposes of determining the existence of a quorum for the transaction of business.

Annual Meetings.    The Fund has traditionally held an annual meeting of its shareholders in September. If the Reorganization is approved, the Fund will cease to be a New York corporation and will not hold annual meetings. The Trust does not presently intend to hold annual meetings of shareholders for the election of trustees and other business unless and until such time as less than a majority of the trustees holding office have been elected by the shareholders, at which time the trustees then in office will call a shareholders’ meeting for the election of trustees. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more trustees or for other matters and such meetings will be called when requested in writing by the holders of record of 25% or more of the Trust’ outstanding shares of beneficial interest. To the extent required by law, the Trust will assist in shareholder communications on such matters.

ADDITIONAL INFORMATION ABOUT THE TRUST

Information about the Trust is included in: (i) the Trust’s preliminary prospectus filed with the SEC on July 15, 2014; (ii) the Trust’s preliminary Statement of Additional Information as filed with the SEC on July 15, 2014; and (iii) the Statement of Additional Information dated September 17, 2014 (relating to this Prospectus/Proxy Statement). You may obtain copies of these documents, without charge, by writing to the Trust at 150 Broadhollow Road, Suite PH2, Melville, NY 11747 or by calling toll-free 1-800-423-8383, or on the website, www.newalternativesfund.com. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC’s Regional Offices at Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036. Some of these items are also available on the Internet at www.sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUND

Information about the Fund is incorporated herein by reference from its Prospectus dated April 30, 2014, and Statement of Additional Information, dated April 30, 2014, copies of which may be obtained without charge by writing or calling the Fund at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement or on the Internet at www.newalternativesfund.com. Reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC’s Regional Offices at Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036. Some of these items are also available on the Internet at www.sec.gov.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR

NOMINEES

Please advise the Fund at 1-800-423-8383 whether other persons are beneficial owners of the Fund shares for which proxies are being solicited and, if so, the number of copies of the Prospectus/Proxy Statement needed to supply copies to the beneficial owners.

DELIVERY OF PROSPECTUS/PROXY STATEMENT

The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to New Alternatives Fund, Inc., 150 Broadhollow Road, Suite PH2, Melville, NY 11747 or by calling toll-free 1-800-423-8383. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact the Fund directly.

LITIGATION

Neither the Fund nor the Trust is involved in any litigation or proceeding that is believed likely to have any material adverse financial effect upon the ability of the Advisor to provide investment advisory services or any material adverse effect upon either the Fund or the Trust.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance and other financial information for the semi-annual period ended June 30, 2014. Certain information reflects financial results for a single Fund share. The total return shows how much your investment in the Fund would have increased (or decreased) during such period assuming that you reinvested all dividends and distributions, but not reflecting the front-end sales charge. The financial highlights are derived from the Fund’s un-audited financial statements for the semi-annual fiscal period ended June 30, 2014. The financial highlights should be read in conjunction with the Fund’s un-audited financial statements and related notes for the semi-annual fiscal period ended June 30, 2014 which are incorporated by reference into this Prospectus/Proxy Statement. The audited financial highlights for the Fund’s most recent five fiscal years ended December 31, 2013 are contained in the Fund’s Prospectus dated April 30, 2014 and in the Fund’s Annual Report to Shareholders, each of which is incorporated by reference into this Prospectus/Proxy Statement.

	Six Months Ended June 30, 2014 (unaudited)
Net asset value at beginning of period	$46.93

Investment Operations

Net investment income	0.43

Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	8.68

Payments by affiliates	—

Total from investment operations	9.11

Distributions

From net investment income	—

Total distributions	—

Net asset value at end of period	$56.04

Total return (sales load not reflected)	19.41%

Net assets, end of the period (in thousands)	$206,038

Ratio of expenses to average net assets	0.98	%*

Ratio of net investment income to average net assets	1.68	%*

Portfolio turnover	39.62%

Number of shares outstanding at end of the period	3,676,605

*	Annualized.

FINANCIAL STATEMENTS

The unaudited financial statements and related notes for the Fund for the semi-annual fiscal period ended June 30, 2014, are contained in the Fund’s Semi-Annual Report to Shareholders, and are incorporated by reference into this Prospectus/Proxy Statement.

The audited financial highlights for the Fund’s most recent five fiscal years ended December 31, 2013 are contained in the Fund’s Prospectus dated April 30, 2014 and are incorporated by reference into this Prospectus/Proxy Statement. The audited financial highlights, financial statements and related notes for the Fund for the fiscal year ended December 31, 2013, are contained in the Fund’s Annual Report to Shareholders and are incorporated by reference into this Prospectus/Proxy Statement.

The Trust did not conduct investment operations during this period.

The audited financial statements of the Fund for the fiscal year ended December 31, 2013, contained in the Fund’s Annual Report and incorporated by reference in this Prospectus/Proxy Statement have been incorporated herein in reliance on the report of BBD, LLP, independent registered public accountants, given upon the authority of such firm as experts in accounting and auditing.

OTHER BUSINESS

The Fund’s Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Fund in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning 1-800-423-8383.

*            *             *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN EACH ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Dated: September 17, 2014	By Order of the Board of Directors
Melville, New York	Murray D. Rosenblith, Secretary

APPENDIX A

AGREEMENT AND PLAN

of

REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the 27th day of June, 2014, by and between New Alternatives Fund, Inc. (the “Company”), a New York corporation and New Alternatives Fund (the “Trust”), a Delaware statutory trust.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 (a) (1) (F) of the U. S. Internal Revenue Code of 1986, as amended (the “Code”), and is intended to effect the reorganization (the “Reorganization”) of the Company as a new series of the Trust (the “Successor Fund”). The Reorganization will include the transfer of all of the assets of the Company to the Successor Fund of the Trust solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Company and (2) the issuance by the Trust to the Company of Class A Shares of beneficial interest of the Successor Fund (the “Class A Shares”). The aggregate number of Class A Shares of the Successor Fund issued to the Company will be equal to the number of full and fractional shares of common stock (“Shares”) of the Company outstanding immediately before the Reorganization. These transactions will be promptly followed by a pro rata distribution by the Company of the Class A Shares of the Successor Fund that it receives in the exchange described above to the holders of its Shares in exchange for those Shares, in liquidation of the Company, and the cancellation of the Company’s Shares, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1. Transfer of Assets of the Company in Exchange for Assumption of Liabilities and Issuance of Class A Shares.

1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Company agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to the Successor Fund which was organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Company. The Trust, on behalf of its Successor Fund, agrees that in exchange for all of the assets of the Company: (1) the Successor Fund shall assume all of the liabilities of such Company, whether contingent or otherwise, then existing, and (2) the Trust shall issue Class A Shares of the Successor Fund to the Company. The number of Class A Shares to be issued by the Trust on behalf of its Successor Fund will be identical to the number of full and fractional Shares of the Company outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

1.2. The assets of the Company to be acquired by the Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any tax operating losses, any claims or rights of action or rights to register Shares under applicable securities laws, any books or records of the Company and other property owned by the Company and any deferred or prepaid expenses shown as assets on the books of the Company on the Closing Date provided for in paragraph 3.1.

1.3. On the Closing Date, the Company will distribute in liquidation the Class A Shares of the Successor Fund to each shareholder of record, determined as of the close of business on the Closing Date, of the Company, pro rata in proportion to such shareholder’s beneficial interest and in exchange for that shareholder’s Shares. Such distribution will be accomplished by the transfer of the Class A Shares then credited to the account of the Company on the records of the Trust to open accounts on those records in the names of such Company shareholders and representing the respective pro rata number of Class A Shares received from the Successor Fund which is due to such Company shareholders. Fractional Class A Shares shall be rounded to the third place after the decimal point.

1.4. Ownership of the Class A Shares by the Successor Fund shareholders shall be recorded separately on the books of BNY Mellon Investment Servicing (US) Inc., as the Successor Fund’s transfer agent.

1.5. Any transfer taxes payable upon the issuance of Class A Shares in a name other than the registered holder of Shares on the books of the Company shall be paid by the person to whom such Class A Shares are to be distributed as a condition of such transfer.

1.6. The legal existence of the Company shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, the Company shall not conduct any business except in connection with its liquidation and termination.

2. Valuation.

2.1. The value of the Company’s assets to be acquired by the Trust on behalf of the Successor Fund shall be the net asset value computed as of the valuation time provided in the Company’s prospectus on the Closing Date using the valuation procedures set forth in the Company’s current prospectus and statement of additional information.

2.2. The value of full and fractional Class A Shares of the Successor Fund to be issued in exchange for the Company’s assets shall be equal to the value of the net assets of the Company on the Closing Date, and the number of such Class A Shares shall equal the number of full and fractional Shares of the Company outstanding on the Closing Date.

2.3. All computations of value shall be made by BNY Mellon Investment Servicing (US) Inc., as fund accountant for the Company and the Successor Fund.

3. Closing and Closing Date.

3.1. The transfer of the Company’s assets in exchange for the assumption by the Successor Fund of the Company’s liabilities and the issuance of Class A Shares to the Company, as described above, together with related acts necessary to consummate such acts (the “Closing”), shall occur at Bellevue Park Corporate Center, 103 Bellevue Parkway, Wilmington, DE 19809, on October 24, 2014 (the “Closing Date”), or at such other place or date as the parties may agree in writing.

3.2. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations, Warranties and Covenants.

4.1. The Company represents and warrants as follows:

4.1.1. At the Closing Date, the Company will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Fund, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

4.1.2. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to the approval of the Company’s shareholders;

4.1.3. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date;

4.1.4. Insofar as the following relates to the Company, the registration statement filed by the Trust on Form N-14 relating to the Class A Shares of the Successor Fund that will be distributed to the Company pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Company and the prospectus of the Successor Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of any shareholder’s meeting referred to herein and at the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities and Exchange Act of 1934 (the “1934 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

4.1.5. All U.S. federal, state, local and other tax returns and reports of the Company required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on its financial statements. To the Company’s knowledge, no tax authority is currently auditing or preparing to audit the Company and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Company; and

4.1.6. For each taxable year of its operations prior to the Closing Date, the Company (i) has elected to qualify, and has qualified, as a “regulated investment company” under Subchapter M of the Code (a “RIC”), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for U.S. federal income tax purposes. The Company will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Company has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Company to fail to qualify as a RIC under the Code.

4.2. The Trust represents and warrants, on behalf of itself and the Successor Fund, as follows:

4.2.1. The Class A Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

4.2.2. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and the Successor Fund enforceable against the Trust and the Successor Fund in accordance with its terms;

4.2.3. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date;

4.2.4. The Trust, on behalf of the Successor Fund, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date;

4.2.5. Insofar as the following relates to the Trust and the Successor Fund, the N-14 Registration Statement on its effective date, at the time of any shareholder’s meeting referred to herein and at the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

4.2.6. The Successor Fund is a new separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Agreement and Declaration of Trust and Bylaws;

4.2.7. The Successor Fund was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and except for nominal assets, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Successor Fund prior to the Closing Date;

4.2.8. The Successor Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes for the taxable year that includes the Closing Date; and

4.2.9. The Trust will timely make an entity classification election on IRS Form 8832 to be classified as a corporation.

4.3. Covenants of the Trust, on behalf of the Successor Fund and the Company:

4.3.1. With respect to the Reorganization:

(i) The Company will provide the Successor Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Company to the Successor Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of Shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and non-resident alien withholding certifications, notices or records on file with the Company with respect to each shareholder, including such information as the Trust may reasonably request concerning Company Shares or Company shareholders in connection with the Successor Fund’s cost basis reporting and related obligations under Sections 1012, 6645, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the shareholders of record of the Company as of the close of business on the Closing Date, who are to become shareholders of the Successor Fund as a result of the transfer of Assets (the “Company Shareholder Documentation”), (3) the tax books and records of the Company (including but not limited to any income excise or information returns, as well as any transfer statements (as described in Treas. Reg. §1.6045A-1 and §1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Company (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties; and

(ii) Promptly after the Closing, the Company will make one or more liquidating distributions to its shareholders consisting of all the Class A Shares of the Successor Fund received at the Closing;

(iii) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code; and

(iv) The Company shall deliver to the Successor Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Company for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Company and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal state, local or foreign tax authority and (b) legal opinions.

5. Conditions Precedent to Obligations of the Company, the Trust and the Successor Fund.

The obligations of the Company, the Trust and the Successor Fund are each subject to the conditions that on or before the Closing Date:

5.1. This Agreement and the transactions contemplated herein shall have been approved by the directors of the Company and the trustees of the Trust and by the requisite vote of the Company’s shareholders in accordance with applicable law;

5.2. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of the Company or the Trust, contemplated by the U. S. Securities and Exchange Commission, and all consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the U. S. Securities and Exchange Commission and of state securities authorities) deemed necessary by the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Company, the Trust or the Successor Fund, provided that either party hereto may waive any of such conditions for itself or its respective series;

5.3. The Company and the Trust shall have received on or before the Closing Date an opinion of Montgomery McCracken Walker & Rhoads, LLP satisfactory to them, substantially to the effect that for federal income tax purposes:

5.3.1. The acquisition of all of the assets of the Company by the Successor Fund solely in exchange for the issuance of Class A Shares to the Company and the assumption by the Successor Fund of all of the liabilities of the Company, followed by the distribution in liquidation by the Company of such Class A Shares to the Company shareholders in exchange for their Shares and the termination of the Company, will constitute a reorganization within the meaning of Section 368 (a) (1) (F) of the Code, and the Company and the Successor Fund will each be “a party to a reorganization” within the meaning of Section 368 (b) of the Code;

5.3.2. In accordance with Sections 361 (a), 361 (c) (1) and 357 (a) of the Code, no gain or loss will be recognized by the Company as a result of such transactions;

5.3.3. In accordance with Section 1032 (a) of the Code, no gain or loss will be recognized by the Successor Fund as a result of such transactions;

5.3.4. In accordance with Section 354 (a) (1) of the Code, no gain or loss will be recognized by the shareholders of the Company on the distribution to them by the Company of Class A Shares of the Successor Fund in exchange for their Shares of the Company;

5.3.5. In accordance with Section 358 (a) (1) of the Code, the aggregate basis of the Class A Shares of the Successor Fund received by each holder of Shares of the Company will be the same as the aggregate basis of the Shares of the Company held by such holder immediately prior to the Reorganization;

5.3.6. In accordance with Section 362 (b) of the Code, the basis of the assets to the Successor Fund will be the same as the basis of the assets in the hands of the Company immediately prior to the exchange;

5.3.7. In accordance with Section 1223 (1) of the Code, a shareholder’s holding period for Class A Shares in the Successor Fund will be determined by including the period for which the shareholder held the Shares of the Company exchanged therefore, provided that the shareholder held such Shares of the Company as a capital asset; and

5.3.8. In accordance with Section 1223 (2) of the Code, the holding period of such Class A Shares of the Successor Fund with respect to the assets will include the period for which the assets were held by the Company.

The Company and the Trust each agree to make and provide representations with respect to the Company and the Successor Fund, respectively, which are reasonably necessary to enable Montgomery McCracken Walker & Rhoads, LLP to deliver an opinion substantially as set forth in this paragraph 5.3, which opinion may address such other federal income tax consequences, if any, that Montgomery McCracken Walker & Rhoads, LLP believes to be material to the Reorganization.

6. Brokerage Fees.

The Company and the Trust, on behalf of the Successor Fund, each represent and warrant to the other that there are no broker’s or finder’s fees payable in connection with the transactions contemplated hereby.

7. Termination.

This Agreement may be terminated by the mutual agreement of the Company and the Trust, and the parties may abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Company, at any time prior to Closing, if circumstances should develop that, in the parties judgment, make proceeding with the Agreement inadvisable.

8. Amendment.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by the Company’s shareholders, no such amendment may have the effect of changing the provisions for determining the number of Class A Shares of the Successor Fund to be paid to the Company’s shareholders under this Agreement to the detriment of the Company’s shareholders without their further approval.

9. Headings; Counterparts; Governing Law; Assignment; Survival; Waiver.

9.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

9.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

9.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

9.5. All persons dealing with the Company, the Trust or the Successor Fund must look solely to the property of the Company, the Trust or the Successor Fund, respectively, for the enforcement of any claims against the Company, the Trust or the Successor Fund, as neither the directors, trustees, officers, agents nor shareholders of the Company or the Trust assume any personal liability for obligations entered into on behalf of the Company or the Trust respectively. No series of the Trust, or any class within a series, shall be responsible for any obligations assumed by or on behalf of any other series, or class within such series, of the Trust under this Agreement.

9.6. The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Paragraphs 1.6 and 9.8.

9.7. The Company or the Trust, after consultation with their respective counsel and by consent of their respective Boards of Directors, Trustees, Executive Committees or an officer authorized by such Boards of Directors or Trustees, may waive any condition to their respective obligations hereunder if, in their or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Company and the Trust.

9.8. From and after the Closing Date, the Trust will assume and honor any obligation as provided for or permitted by applicable federal and state law in effect immediately prior to the Closing Date with respect to the indemnification of each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing Date, a director or officer of the Company (for the purposes of this Paragraph, the “Indemnified Parties”) to the maximum extent available and permitted by applicable law or regulation against any and all losses in connection with or arising out of any claim which is based upon, arises out of or in any way relates to any actual or alleged act or omission occurring at or prior to the Closing Date, including any actions taken to approve and implement this Agreement and the transactions contemplated hereby, in the Indemnified Parties’ capacities as director or officer (whether elected or appointed), of the Company. This Paragraph 9.8 will be construed as an agreement as to which the Indemnified Parties are intended to be third-party beneficiaries.

10. Notices.

All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto and addressed to the Company or the Trust, each at 150 Broadhollow Road, Suite PH2, Melville, NY 11747, telecopies No. (631) 423-7393. Attention: President.

[The Remainder of This Page is Intentionally Blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

NEW ALTERNATIVES FUND, INC.

By:

Name:	David J. Schoenwald
Title:	Chairperson of the Board and President

NEW ALTERNATIVES FUND

By:

Name:	David J. Schoenwald
Title:	Chairperson of the Board and President

PART B

NEW ALTERNATIVES FUND, INC.

NEW ALTERNATIVES FUND

150 Broadhollow Road

Suite PH2

Melville, NY 11747

(800) 423-8383

Class A Shares Ticker: NALFX

Relating to the acquisition of the assets and liabilities of New Alternatives Fund, Inc., a New York corporation (the “Fund”) in exchange for Class A Shares of New Alternatives Fund, a Delaware statutory trust (the “Trust”).

STATEMENT OF ADDITIONAL INFORMATION

September 17, 2014

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Prospectus/Proxy Statement dated September 17, 2014 (the “Prospectus/Proxy Statement”), which relates to a transaction whereby the Fund will transfer substantially all its assets and liabilities to the newly organized Trust. In exchange for the transfer of these assets and liabilities, the Trust will issue Class A Shares to the Fund. The Fund will make a distribution of the Class A Shares of the Trust it receives to the shareholders of the Fund, so that a holder of shares in the Fund will receive Class A Shares of the Trust with the same aggregate number and net asset value as the shareholder had in the Fund immediately before the transaction. All of these transactions are referred to herein as the “Reorganization.” Following the Reorganization, shareholders of the Fund will be shareholders of the Trust, and the Trust will carry on the business of the Fund.

The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

At a Special Meeting of Shareholders of the Fund to be held on Friday, October 24, 2014 at 3:00 p.m. Eastern time, shareholders of the Fund will be asked to approve the Agreement and Plan of Reorganization, as more fully described in the Prospectus/Proxy Statement.

The Reorganization is expected to occur on or about the close of business on Friday, October 24, 2014, or as soon thereafter as is practicable.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

To obtain a copy of the Prospectus/Proxy Statement, free of charge, please write to the Fund at the address shown above or call the number shown above.

This Statement of Additional Information consists of this cover page and the documents listed below, each of which was filed electronically with the U. S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The un-audited financial statements for the Fund for the semi-annual period ended June 30, 2014, including the notes thereto, are included in the Fund’s Semi-Annual Report to Shareholders and were filed with the SEC on Form N-CSR and are incorporated by reference into this Statement of Additional Information. No other parts of the Fund’s Semi-Annual Report to Shareholders are incorporated herein. You may obtain a free copy of the Semi-Annual Report to Shareholders by contacting the Fund at the address shown above or call the number shown above.

The audited financial statements for the Fund for the year ended December 31, 2013, including notes thereto and the report of BBD, LLP, are included in the Fund’s Annual Report to Shareholders and were filed with the SEC on Form N-CSR and are incorporated by reference into this Statement of Additional Information. The financial statements and related notes have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of the Fund’s Annual Report to Shareholders are incorporated herein. You may obtain a free copy of the Annual Report to Shareholders by contacting the Fund at the address shown above or call the number shown above.

Pro forma financial information has not been prepared for the Reorganization because the Fund is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operation of the Fund. The Trust will adopt the financial statements and financial history of the Fund upon consummation of the Reorganization.

DOCUMENTS INCORPORATED BY REFERENCE

Document:

1.

The Prospectus dated April 30, 2014 and Statement of Additional Information dated April 30, 2014 for the Fund are each incorporated herein by reference to Post-Effective Amendment No. 40 to the Fund’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 29, 2014 (previously filed on EDGAR, Accession No. 0001193125-14-166547).

2.

The Preliminary Prospectus dated October     , 2014 and Statement of Additional Information dated October     , 2014 for the Fund are each incorporated herein by reference to Post-Effective Amendment No. 42 to the Fund’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on July 15, 2014 (previously filed on EDGAR, Accession No. 0001193125-14-269030).

3.

The audited financial statements for the Fund for the year ended December 31, 2013, including notes thereto and the report of BBD, LLP, are included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2013 (File Nos. 002-74436/811-03287), and are incorporated herein by reference as filed with the SEC on March 3, 2014 (previously filed on EDGAR, Accession No. 0001193125-14-079029). No other parts of the Annual Report are incorporated herein by reference.

4.

The un-audited financial statements for the Fund for the semi-annual fiscal period ended June 30, 2014, including the notes thereto, are included in the Fund’s Semi-Annual Report to Shareholders for the fiscal period ended June 30, 2014 (File Nos. 002-74436/811-03287), and are incorporated herein by reference as filed with the SEC on August 29, 2014 (previously filed on EDGAR, Accession No. 0001193125-14-326871). No other parts of the Annual Report are incorporated herein by reference.

Please retain this Statement of Additional Information for further reference.

PROXY VOTING OPTIONS:
1.	MAIL your signed and voted proxy back in the postage paid envelope provided.
2.	ONLINE at proxyonline.com using your proxy control number found below.
3.	By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line.
4.	By PHONE with a live operator when you call toll-free 1-866-530-8623 Monday through Friday 9 a.m. to 10 p.m. Eastern time.
CONTROL NUMBER 12345678910

{THIS IS YOUR BALLOT FORM – PLEASE COMPLETE, SIGN AND RETURN}

NEW ALTERNATIVES FUND, INC.

150 Broadhollow Road

Suite PH2

Melville, New York 11747

Proxy for Special Meeting of Shareholders

October 24, 2014

The undersigned hereby constitutes and appoints Murray D. Rosenblith and David J. Schoenwald, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of common stock standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of New Alternatives Fund, Inc. (the “Fund”) to be held at 150 Broadhollow Road, Suite PH2, Melville, NY 11747, on the 24th day of October, 2014 at 3:00 p.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Prospectus/Proxy Statement dated September 17, 2014.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-530-8623. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of the Prospectus/Proxy Statement for this Special Meeting of Shareholders to Be Held on October 24, 2014. The prospectus/proxy statement for this meeting is available at:

proxyonline.com/docs/newalternatives2014.pdf.

Every properly signed proxy will be voted in the manner specified below and in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. Please refer to the Prospectus/Proxy Statement discussion of these matters.

NOTE: It has been a custom for many shareholders to include a note with the return of the Proxy Card commenting on our investments or any other matter relevant to the Fund. We read all such notes with great interest and discuss them at the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

This proxy will be voted as specified below with respect to the action taken on the following proposal:

Proposal No. 1.

To approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets and liabilities of the Fund to a corresponding series of New Alternatives Fund, a Delaware statutory trust (the “Trust”) in exchange for Class A Shares of the Trust; and (b) the distribution of such Class A Shares of the Trust to the shareholders of the Fund according to their respective interests.

   FOR                              AGAINST                              ABSTAIN

In their discretion, the proxies are authorized to transact such other business as may properly come before the Meeting or any adjournments thereof.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING
( PERSON(S) WILL ATTEND).

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Dated 2014

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